Securities Act File No. 333-122917

ICA No. 811- 21720

As filed with the Securities and Exchange Commission on October 29, 2014

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _______	[ ]

Post-Effective Amendment No. 648	[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 650	[ X ]

 (Check Appropriate Box or Boxes)

Northern Lights Fund Trust

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street

Omaha, NE 68154-1150

Attention:  Andrew Rogers

 (Address of Principal Executive Offices)(Zip Code)

(402) 895-1600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With a copy to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215 614-469-3265 (phone) 513-241-4771 (fax)	James P. Ash, Esq. Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 (631) 470-2619 (phone) (631) 813-2884 (fax)

 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

( )

immediately upon filing pursuant to paragraph (b).

( )

on (date) pursuant to paragraph (b).

(X)

60 days after filing pursuant to paragraph (a)(1).

( )

on (date) pursuant to paragraph (a)(1).

( )

75 days after filing pursuant to paragraph (a)(2).

( )

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

(  ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BTS TACTICAL FIXED INCOME FUND

Class R shares: [____]

PROSPECTUS    [____]

Advised by:

BTS Asset Management, Inc.

420 Bedford Street, Suite 340

Lexington, MA 02420

(800) 343-3040

www.btsfunds.com

1-877-BTS-9820

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY:BTS Tactical Fixed Income Fund
Investment Objective
Fees And Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Non-Principal Investment Strategies and Risks
Temporary Investments
Portfolio Holdings Disclosure
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND
Adviser
Portfolio Managers
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
Share Classes
Purchasing Shares
Minimum and Additional Investment Amounts
When Order is Processed
Retirement Plans
HOW TO REDEEM SHARES
Redeeming Shares
Redemptions in Kind
When Redemptions are Sent
When You Need Medallion Signature Guarantees
Retirement Plans
Low Balances
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
PRIVACY NOTICE

FUND SUMMARY: BTS Tactical Fixed Income Fund

Investment Objective:  The Fund seeks to provide total return.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	[None]
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	[None]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	[None]
Redemption Fee (if redeemed within 30 days of purchase)	[1.00%]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[1.00%]
Distribution and/or Service (12b-1) Fees	[0.50%]
Other Expenses (1)	[__]%
Acquired Fund Fees and Expenses (2)	[__]%
Total Annual Fund Operating Expenses	[__]%

(1)

Estimated for the current fiscal year.

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3) The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until [April 30, 2016] to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed [2.00]% of the Fund’s average daily net assets.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class R	$[__]	$[__]

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:  Under normal circumstances, the Fund invests (long or short) at least 80% of its assets in fixed income securities of domestic and foreign issuers or counterparties ("80% investment policy").  The Fund defines fixed income securities to include:  (i) bills, (ii) notes, (iii) debentures, (iv) bonds, (v) mortgage-backed securities ("MBS"), (vi) asset-backed securities ("ABS"), (vii) preferred stocks, (viii) loan participation interests, (ix) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, (x) fixed income derivatives including options, financial futures, options on futures and swaps, (xi) other evidences of indebtedness; and (xii) other investment companies that invest primarily in fixed income securities.  The 80% investment policy can be changed without shareholder approval; however, shareholders would be given at least 60 days’ notice and a change in the 80% policy would also necessitate a change in the Fund name.

The adviser uses an active trading strategy based on a proprietary tactical asset allocation strategy to take advantage of trends and momentum in the market.  The Fund will seek primarily to invest in cash equivalents or enter into certain derivative transactions to hedge against adverse price movements when the adviser believes that the market conditions are unfavorable for investing in fixed income securities.  Using this model the adviser expects the Fund to invest aggressively in securities of a particular fixed income asset category when trends are positive or, conversely, sell securities in that fixed income asset category when trends are unfavorable.

The adviser's investment approach includes two primary components:

Defensive Capital Preservation.  When the adviser believes that interest rates will rise or high yield market credit conditions will deteriorate, investments will be focused in money market instruments and/or defensive positions such as short sales, inverse Underlying Funds or short positions in derivatives.

Aggressive Total Return.  When the adviser believes that interest rates will fall or remain steady and/or high yield market credit conditions will improve, investments will be focused in various fixed income securities, including derivatives.  These investments produce income and have the potential for capital appreciation generated by declining interest rates and/or improving high yield market credit fundamentals.

The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of fixed income securities without restriction as to maturity, credit quality, type of issuer, country or currency.

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The Fund may invest in bonds issued by the U.S. Government, its agencies and instrumentalities.

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Debt Securities: The Fund may invest in foreign and domestic debt securities, including corporate debt securities, government and agency debt securities, convertible debt securities, debentures, trust receipts, preferred capital stock, convertible capital stock, and shares of registered open-end and closed-end mutual funds that invest primarily in debt securities.

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The Fund may invest in investment grade corporate bonds, as well as higher-yielding, higher-risk corporate bonds — commonly known as "high yield" or "junk" bonds — with medium to low credit quality ratings.  High yield bonds are generally rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P").  High yield bonds have a higher expected rate of default than investment grade bonds.

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The Fund may invest in lower rated, high yield debt securities directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps.  Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”).  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument.

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The Fund may invest in closed-end and open-end registered investment companies (“Underlying Funds”) to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund expects that a significant portion of the Fund’s assets may be invested in Underlying Funds.

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Derivatives: The Fund may invest in credit derivative products to be used by the Fund to gain exposure to specific asset class sectors, such as the high yield bond sector, in order to invest long or short in the specific asset classes.  These products include credit default swaps (“CDS”) and credit default swap index products (including CDX index products).

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Equity Securities: The Fund may also invest up to 20% of its assets in U.S. or foreign equity securities.

The Fund intends to employ leverage (i.e., borrow money from banks, and/or other financial institutions, or other forms of direct and indirect borrowings) and reinvest the proceeds of such borrowings. The use of leverage by the Fund can substantially increase the adverse impact of risks to which an investment in the Fund may be subject. The level of interest rates generally, and the rates at which the Fund can borrow in particular, can affect the operating results of the Fund.

Although the adviser's investment strategy contemplates investments across multiple classes, the Fund may be entirely invested in one class of fixed income securities.  For example, the Fund may be invested entirely in high-yield bonds, or entirely in U.S. Government securities.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value and performance.

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Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer").  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

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Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes.  High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers.  In determining the credit quality of fixed income securities, the Fund relies in part upon rating agencies which assign ratings based on their analysis of the issuer’s financial condition, economic and debt characteristics, and specific revenue sources securing the bond.  There is additional risk that the national credit rating agencies may be wrong in their determination of an issuer’s financial condition, or the risks associated with a particular security.  A change in either the issuer’s credit rating or the market’s perception of the issuer’s business prospects will affect the value of its outstanding securities. Ratings are not a recommendation to buy, sell or hold and may be subject to review, revision, suspension or reduction, or may be withdrawn at any time.

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Derivatives Risk.  Even a small investment in derivatives (which include options, futures, swap contracts and other transactions may give rise to leverage risk, and can have a significant impact on the Fund's performance.  Derivatives are also subject to credit risk and liquidity risk.

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Emerging Markets Risk. In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

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Foreign Risk.  The Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

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Fixed Income Risk. When the Fund invests in fixed income securities, derivatives on fixed income securities or other investment companies (“Underlying Funds”) that invest in fixed income securities, the value of the Fund will fluctuate with changes in interest rates.  Defaults by fixed income issuers in which the Fund invests will also harm performance.

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High-Yield Bond Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, are speculative and present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

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Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

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Leverage Risk.  The use of leverage may exaggerate changes in a Fund’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by a leveraged Underlying Fund or the Fund as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund.  Borrowing also leads to additional interest expense and other fees that increase the Fund’s expenses.

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Limited History of Operations Risk.  The Fund has a limited history of operations as a mutual fund for investors to evaluate.

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Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests or sells short may prove to be incorrect and may not produce the desired results.

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Short Selling Risk. The Fund may engage in short selling activities and take short positions in derivatives, which are significantly different from the investment activities commonly associated with conservative fixed income funds.

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Turnover Risk.  A higher portfolio turnover may result in higher transactional and brokerage costs.

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Underlying Fund Risk.  Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.

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U.S. Government Securities Risk.  The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government.  The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.

Performance: Because Class R shares of the Fund have less than a full calendar year of investment operations, no performance information is presented for Class R shares of the Fund at this time.  Performance shown is that of the Fund’s Class A shares.  Since Class R shares and Class A shares are invested in the same portfolio of securities, they would have substantially similar returns and the returns of each class would differ only to the extent that the classes have different expenses.  In the future, performance information for Class R shares will be presented in this section of this Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance will be available at no cost by calling 1-877-BTS-9820.

[INSERT PERFORMANCE CHART/TABLE]

Adviser:  BTS Asset Management, Inc. is the Fund’s investment adviser.

Portfolio Managers:  Vilis Pasts, Director of Research and Matthew Pasts, Chief Executive Officer, are co-portfolio managers.  Both portfolio managers have served the Fund as a portfolio manager since it commenced operations in 2013 and share responsibility for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Purchases and redemptions may be made by mailing an application or redemption request to BTS Tactical Fixed Income Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, by calling 1-877-BTS-9820 or by visiting the Fund's website www.btsfunds.com.  The minimum initial investment in Class R shares is $1,000, and the minimum subsequent investment is $100.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a qualified employee benefit plan, retirement plan or some other tax-deferred account, such as a 401(k) plan or IRA.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:  The Fund seeks to provide total return.

Principal Investment Strategies: In pursuing the Fund’s investment objective, the Fund intends to follow a tactical asset allocation strategy. Under this strategy, the Fund will seek to invest both long and short, primarily in a broad range of fixed income securities, including, without limitation, (i) bills, (ii) notes, (iii) debentures, (iv) bonds, (v) mortgage-backed securities (“MBS”), (vi) asset-backed securities (“ABS”), (vii) preferred stocks, (viii) loan participation interests, (ix) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, (x) fixed income derivatives including options, financial futures, options on futures and swaps, (xi) other evidences of indebtedness; or underlying funds that invest primarily in fixed income securities (collectively, “Fixed Income Securities”) in accordance with a tactical asset allocation strategy (an “investment period”).  Under normal circumstances, the Fund will invest at least 80% of its assets in Fixed Income Securities.  However, the Fund may also invest up to 20% of its net assets in equities.  The Fund will also seek to invest primarily in cash equivalents or enter into certain derivative transactions to hedge against adverse price movements in the above referenced securities when the adviser believes that the market conditions are unfavorable for investing in Fixed Income Securities (a “defensive period”).

Investment Periods.  During “investment periods,” as determined by the adviser, the Fund will seek to invest up to 100% of its total assets in any one type of Fixed Income Security or a combination thereof.  The adviser employs its proprietary financial research process, which includes: (1) top-down economic analysis, (2) quantitative research, (3) momentum forecasting and (4) technical analysis to assess trends, investment opportunities across the securities markets and to allocate the Fund's investment portfolio among various classes of Fixed Income Securities.  Top-down economic analysis includes the prediction of economic trends based upon historical conditions using econometric and computer-assisted algorithms.  Quantitative methods include computing price trends, such as moving average price, and statistical measures, such as standard deviation, to use as predictive tools.  Momentum measures use many of these same tools to measure the speed of price changes as a leading indicator of trends.  Technical analysis includes the study of an index's or a security's past prices and trading volumes for the purpose of forecasting price trends.  The Fund will actively switch between specific market segments when the adviser's proprietary investment models indicate a high probability that the applicable investments in such segments are likely to outperform investments in other segments.  The Fund is actively managed and the adviser anticipates that the Fund will have a high portfolio turnover rate.

The adviser will take long positions in securities and derivatives when it believes the asset category they represent is undervalued relative to competing asset categories.  Additionally, the adviser will reduce long positions and/or take short positions in securities and derivatives instruments when it believes the asset category they represent is overvalued or to reduce interest rate and/or default risk.  A short sale is the sale of a security that the Fund does not own in hopes of purchasing the same security at a later date at a lower price.  To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.  Short selling is not a principal strategy of the Fund.  Derivative securities (such as swap contracts, futures and options) may be used to achieve similar results without the need to borrow and later return securities.

The Fund may use leverage to enhance returns.  The amount of leverage will be a function of the adviser's ability to identify attractive investments and its assessment of the overall investment environment.  The Fund may borrow an amount up to one-third of its assets (defined as net assets plus any borrowing for investment purposes) for investment purposes.  The use of leverage by the Fund can substantially increase the adverse impact of risks to which an investment in the Fund may be subject.

High Yield Exposure Through Credit Default Swaps

While the Fund may execute its high yield strategy by investing in individual high yield securities, it anticipates that at times it will execute its high yield strategy primarily by entering into credit default swaps.  Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  The Fund will enter into credit default swaps by executing an International Swaps and Derivatives Association (ISDA) master agreement, which provides globally-accepted standardized legal documentation for a variety of swap transactions including credit default swaps.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund will use credit default swaps as part of a replication tactic whereby the Fund combines a (1) credit default swap on a portfolio of high yield bonds with investments in (2) high quality securities, such as U.S. Treasury bills, as an economic substitute for a portfolio of individual high yield bonds.  This two-instrument “replication portfolio” is expected to have an economic and investment return profile that is substantially similar, although not identical to, a cash portfolio of high yield bonds.  If the Fund invests in a portfolio of individual high yield bonds, it earns interest and suffers losses when issuers default.  Similarly, the replication portfolio receives nearly identical payments and suffers nearly identical losses to that of a portfolio of high yield bonds.  The Fund receives interest (from the portfolio of high quality securities) and receives payments from the protection buyer, which, in total, are approximately equal to the interest payments on a cash portfolio of high yield bonds.  Additionally, the Fund makes credit default payments to the credit protection buyer counterparty which are nearly identical to credit losses the Fund would suffer from the default of issuers in a cash portfolio of high yield bonds.

The Fund anticipates that it will use a market-standard high yield reference portfolio commonly referred to as the CDX high yield index.  The CDX high yield index (composed of 5-year credit default swaps on 100 relatively liquid high yield fixed income securities issued by BB and B rated North American corporate entities) is selected and maintained by Markit Group Limited using specific-issue recommendations and current market-based default swap rates provided by major high yield market participants such as commercial banks and broker-dealers.  Markit Group also provides daily updates of the then-current average credit default swap rate associated with each of the securities in the CDX index.  The CDX index and its average credit default swap rate are used by the Fund and its counterparties to set the terms of each CDX-referenced credit default swap.  Markit Group also provides credit default loss information and required credit event payments by conducting a survey or quasi-auction on index securities which have suffered a credit event.  This loss information is used to calculate payments due from a credit protection seller to the protection buyer.  A new index is created every six months to update the index for the purpose of replacing defaulted issuers and including new issuers, which are representative of the then-current high yield market.  The Fund expects that it may maintain original credit default swaps or enter into new transactions which terminate the old swap and replace it with one using the newly-updated index.

The tactic of using a CDS referenced to the CDX index differs from the tactic of investing in specific adviser-selected high yield bonds because (1) it does not rely upon the issuer-specific credit research of the adviser, (2) exposes the fund to the credit risk of the counterparty in addition to the credit risk of the reference high yield portfolio and (3) permits only long or short positions in the index rather than more selective issuer-specific or sector-specific investment.

The Fund may invest in a broad range of Securities and engage in a broad range of investment techniques including the following:

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Debt Securities: The Fund may invest in foreign and domestic debt securities, including corporate debt securities, government and agency debt securities, convertible debt securities, debentures, trust receipts, preferred capital stock, convertible capital stock, and shares of registered open-end and closed-end mutual funds that invest primarily in debt securities (collectively, “Debt Securities”).

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High Yield Debt Securities:  The Fund invests without restriction as to issuer or counterparty country or capitalization and without restriction as to bond credit quality, maturity, issuer type or structure.  The Fund may invest in investment grade corporate bonds, as well as higher-yielding, higher-risk corporate bonds — commonly known as "high yield" or "junk" bonds — with medium to low credit quality ratings.  High yield bonds are generally rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P").  High yield bonds have a higher expected rate of default than investment grade bonds.

o

The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps.  Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties.  Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”).  The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument.

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Underlying Funds: The Fund may invest its assets in closed-end and open-end registered investment companies to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund expects that a significant portion of the Fund’s assets may be invested in Underlying Funds.

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Derivatives: The Fund may invest in credit derivative products to be used by the Fund to get exposure to specific asset class sectors, such as the high yield bond sector, in order to invest long or short in the specific asset classes. These products include credit default swaps (“CDS”) and credit default swap index products (including CDX index products) The Fund may also use other derivatives including, without limitation, options transactions, other swap transactions, credit derivatives and repurchase agreements, without regard to credit quality, maturity, issuer type or structure.

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U.S. Government Securities:  The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; or (iii) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.

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Equity Securities: The Fund may invest up to 20% of its assets in equity securities and equivalents of U.S. or foreign issuers. Investment in equity securities offers the potential for substantial capital appreciation, but also increase the risk of loss that may be realized by the Fund. However, such investment also involves certain risks, including issuer, industry, market and general economic related risks.

Defensive Periods.  During defensive periods, as determined by the adviser, the Fund may invest up to 100% of the Fund’s assets in high-quality short-term debt securities and cash equivalents, including money market instruments and money market mutual funds. The Fund may also engage in derivative transactions to hedge against adverse price movements in Fixed Income Securities during defensive periods.

Principal Investment Risks:

The following provides additional information about the risks of investing in the Fund.

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Credit Default Swap Risk. A Fund may invest in credit default swaps (“CDS”) which require the adviser to forecast, among other things, the likelihood of credit event for a securities issuer.  Such forecasting is inherently difficult and entails investment risk.  The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  There is no guarantee that a Fund will be able to eliminate its exposure under an outstanding CDS by entering into an offsetting swap, and the Fund may not assign a swap without the consent of the counterparty to it. In addition, each CDS exposes a Fund to counterparty risk and the adviser or a sub-adviser may determine to concentrate any or all of its CDS in a single counterparty or small group of counterparties.  If a counterparty defaults, the Fund’s only recourse would be to pursue contractual remedies against the counterparty and the Fund may be unsuccessful in such pursuit.  A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a CDS.  In addition to counterparty risks, CDS are subject to credit risk on the underlying investment.  If a Fund were the buyer of a CDS and no event of default occurred, the Fund would lose its entire investment.  Similarly, if a Fund were the seller of a CDS and an event of default occurred, it would be required to pay its counterparty the value of the CDS, which may cause the Fund to incur a loss on the CDS transaction.

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Credit Risk.  There is a risk that issuers will not make payments on securities held by a Fund, resulting in losses to a Fund.  In determining the credit quality of fixed income securities, a Fund relies in part upon rating agencies which assign ratings based on their analysis of the issuer’s financial condition, economic and debt characteristics, and specific revenue sources securing the bond.  There is a risk that the national credit rating agencies may be wrong in their determination of an issuer’s financial condition, or the risks associated with a particular security.  A change in either the issuer’s credit rating or the market’s perception of the issuer’s business prospects will affect the value of its outstanding securities. Ratings are not a recommendation to buy, sell or hold and may be subject to review, revision, suspension or reduction, or may be withdrawn at any time.  In addition, the credit quality of securities held by a Fund may be lowered if an issuer's financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund.  Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by a Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.  Credit risk also exists whenever a Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When a Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options or repurchase agreements), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes a Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to a Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent a Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. A Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of a Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

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Derivatives Risk.  Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for investment or hedging purposes will be effective or that suitable transactions will be available.  Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on a Fund's exposure to securities markets values and interest rates.  Derivatives are also subject to credit risk (the counterparty my default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

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Emerging Markets Risk.  In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

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Fixed Income Risk.  When a Fund invests in fixed income securities, derivatives on fixed income securities or Underlying Funds that invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Fund.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors impacting fixed income securities include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation earlier than planned, reducing the amount of interest payments).  These risks could affect the value of a particular investment by a Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Foreign Risk.  A Fund could be subject to greater risks because the Fund’s performance may depend on factors other than the performance of securities of U.S. issuers.  Changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. dollars and U.S. Issuers.  The value of foreign currency denominated securities or foreign currency contracts is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments, including foreign currency denominated investments, may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues, whether denominated in U.S. dollars or foreign currencies, could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

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High-Yield Bond Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and a Fund’s share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Fund’s ability to sell its bonds (liquidity risk).  Such securities may also include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

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Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller sized issuers can be more volatile than that of larger issuers.  The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Leveraging Risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, engaging in forward commitment transactions and short selling will magnify a Fund's gains or losses.

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Limited History of Operations Risk. The Fund is a new mutual fund that has a limited history of operations for investors to evaluate.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's management of individual and institutional accounts.  As a result, investors cannot judge the adviser by its limited track record of managing the Fund and the adviser may not achieve its intended result in managing the Fund.

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Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation of particular security or derivative in which a Fund invests or sells short may prove to be incorrect and may not produce the desired results.

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Short Selling Risk.  A Fund will engage in short selling activities and take short positions in derivatives, which are significantly different from the investment activities commonly associated with conservative bond funds.  Positions in shorted securities and short positions are speculative and more risky than “long” positions (purchases) because the cost of the replacement security is unknown.  Therefore, the potential loss on an uncovered short sale or short position is potentially unlimited, whereas the potential loss on long positions is limited to the original purchase price.  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Short selling will also result in higher transaction costs (such as interest and dividends), which reduce a Fund’s return, and may result in higher taxes.

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Turnover Risk.  A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce a Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.  The Fund’s portfolio turnover rates are expected to be at least 100% annually.

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U.S. Government Securities Risk.  A Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; or (iii) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, a Fund might not be able to recover its investment.

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Underlying Funds Risk.  Your cost of investing in a Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to a Fund's direct fees and expenses.  Each Underlying Fund will operate independently and pay management and performance based fees to each manager.  Generally, the Underlying Funds will pay management fees that range from 0% to 2% of assets and performance fees that range from 10% to 35% of each Underlying Fund's returns.  Accordingly, a manager with positive investment performance may receive compensation from the Underlying Fund, and thus indirectly from investors, even if a Fund's overall returns are negative. Underlying Funds will employ various actively managed futures strategies that will trade various derivative instruments including (i) options, (ii) futures, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices.  Managed futures strategies involve substantial risks that differ from traditional mutual funds. Each Underlying Fund will be subject to investment advisory and other expenses, including potential performance fees which will be indirectly paid by a Fund.  There could be periods in which fees are paid to one or more Underlying Fund managers even though a Fund, as a whole, has a loss for the period.  Additional risks of investing in Underlying Funds, where noted, are described below:

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Strategies Risk:  Each Underlying Fund is subject to specific risks, depending on the nature of a fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities, commodities and other derivatives.

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Additional Risk:  The strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by a Fund may prevent a Fund from allocating investments in the manner the advisor considers optimal.

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Tracking Risk: Investment in a Fund should be made with the understanding that the ETFs and other Underlying Funds in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs and other Underlying Funds in which a Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs or Underlying Funds may, from time to time, temporarily be unavailable, which may further impede the ETFs' and Underlying Funds’ ability to track their applicable indices.

Non-Principal Investment Strategies and Risks:

ETFs Risk.  In addition to investing in other mutual funds, the Fund may also invest in exchange traded funds ("ETFs").  As a result, your cost of investing in a Fund will be higher than the cost of investing directly in the ETF and may be higher than other mutual funds that invest directly in bonds.  You will indirectly bear fees and expenses charged by the ETFs in addition to a Fund’s direct fees and expenses.  An additional risk of investing in ETFs is “Tracking Risk”.  That is, investment in a Fund should be made with the understanding that the ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

Temporary Investments:  When a Fund is responding to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  A Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information.  The Fund may, from time to time, make available month-end portfolio holdings information on its website at www.btsfunds.com.  If month-end portfolio holdings are posted to the website, they are expected to be approximately 30 days old and remain available until new information for the next month is posted.  Shareholders may request portfolio holdings schedules at no charge by calling 1-877-BTS-9820.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser:  BTS Asset Management, Inc. (the “Adviser”), 420 Bedford Street, Suite 340, Lexington, MA 02420, serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the adviser is responsible for management of the Fund’s investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions. The adviser was established in 1979, and also advises individuals, financial institutions, pension plans, other pooled investment vehicles and corporations in addition to the Fund’s.  As of [____], the adviser had approximately $[__] billion in assets under management. Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to the following percentage of the respective Fund’s average daily net assets.

Fund	Management Fee
BTS Tactical Fixed Income Fund	1.00%

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement is available for BTS Tactical Fixed Fund Income in the Fund’s annual shareholder report dated December 31, 2013.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least [April 30, 2016], to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed [2.25]% of the average daily net asset value of the Fund; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.  A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement will be available in the Fund’s annual or semi-annual report to shareholders.

Fund	Class R	Contractual Period
BTS Tactical Fixed Income Fund	[2.00]%	[April 30, 2016]

Portfolio Managers:  Vilis Pasts, Director of Research, and Matthew Pasts, Chief Executive Officer are co-portfolio managers.  The co-portfolio managers are supported by three research analysts and the Adviser's investment committee. The committee provides top-down economic analysis, quantitative research, momentum forecasting, technical analysis of current financial and economic conditions.  The committee may review company-specific issues brought forth by the analysts, but final investment and portfolio management decisions are made by the co-portfolio managers.

Vilis Pasts, Co-Portfolio Manager. Mr. Pasts has served as a portfolio manager for the Adviser since its founding in 1979.  He is also its Director of Research as well as the Chairman of the Board of Directors.  He is a graduate of Babson College of Business and has over 40 years of investment experience.  Additionally, he also serves as Director and Vice President and is the controlling shareholder of BTS Securities Corporation, a registered broker-dealer and affiliate of the adviser.

Matthew A. Pasts, CMT, Co-Portfolio Manager. Mr. Matthew Pasts has served as a portfolio manager to the Adviser since 1996.  He is also its Chief Executive Officer, Treasurer and Director.  He is a graduate of Babson College, holding a B.S.B.A. degree with a concentration in finance.  He is a member of the Market Technicians Association (MTA) and holds its Chartered Market Technician (CMT) designation.  Additionally, he also serves as President, Treasurer and Registered Principal of BTS Securities Corporation, a registered broker-dealer and affiliate of the Adviser.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of its securities.  Although not part of the Adviser’s principal investment strategy, a Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV of the Fund, the adviser values foreign securities held by a Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in a Fund’s portfolio occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Shares of the Fund are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Not all shares classes of the Fund may be available for purchase in all states.

Purchasing Shares:  You may purchase shares of either Fund by specifying the Fund to be purchased and sending a completed application form to the following address:

via Regular Mail: BTS Tactical Fixed Income Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail: BTS Tactical Fixed Income Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Fund’s, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, a Fund may temporarily limit additional share purchases.  In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the “BTS Bond Asset Allocation Fund”, “BTS Hedged Income Fund” or “BTS Tactical Fixed Income Fund”, respectively.  The Fund will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

Purchase through Brokers:  You may invest in a Fund through brokers or agents who have entered into selling agreements with the Fund distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in a Fund, please call the Fund at 1-877-BTS-9820 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Transactions through www.btsfunds.com:  You may purchase additional shares and redeem a Fund's shares through the Fund's website www.btsfunds.com.  To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You will be required to enter into a user's agreement through the website in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the Fund and their service providers have established certain security procedures, a Fund , its distributor and its transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the web site is unavailable for a Fund transaction or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund or their transfer agent, distributor or adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Automatic Investment Plan:  You may participate in the Funds Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account.  Please contact the Fund at 1-877-BTS-9820 for more information about the Fund’s Automatic Investment Plan.

Minimum and Additional Investment Amounts:  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order.  All requests received in good order by a Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

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the name of the Fund

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the dollar amount of shares to be purchased

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a completed purchase application or investment stub

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check payable to the "BTS Bond Asset Allocation Fund",  “BTS Hedged Income Fund” or “BTS Tactical Fixed Income Fund”, as applicable.

Retirement Plans:  You may purchase shares of a Fund for your individual retirement plans.  Please call the Fund’s at 1-877-BTS-9820 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  A 1.00% early redemption fee will be assessed on shares held less than 30 days.  You may redeem all or any portion of the shares credited to your account by submitting a written request specifying the Fund shares to be redeemed to:

via Regular Mail: BTS Tactical Fixed Income Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail: BTS Tactical Fixed Income Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to a Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-877-BTS-9820.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions through www.btsfunds.com:  You may redeem your shares through the Fund’s website www.btsfunds.com as more fully described above.  A redemption request through the website will not be honored if a medallion signature guarantee is required as described below.

Automatic Withdrawal Plan:  You may participate in a Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $50 on specified days of each month into your established bank account.  Please contact the Fund at 1-877-BTS-9820 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets.  The securities will be chosen by a Fund and valued at that Fund’s net asset value.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance in a Fund falls below $1,000, that Fund may notify you that, unless the account is brought up to at least $1,000 within 60 days of the notice your account could be closed.  After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.  The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to that Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning a Fund’s shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Fund’s Board has also approved a 1.00% early redemption fee on shares held less than 30 days.  Redemption fees are paid to the respective Fund’ and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

The Fund currently uses several methods to reduce the risk of market timing.  These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s "Market Timing Trading Policy;"

•

Reject or limit specific purchase requests;

•

Reject purchase requests from certain investors; and

•

Charge a  redemption fee for shares held less than 30 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into a Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in a Fund, a Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to a Fund upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of FINRA.  Shares of the Fund are offered on a continuous basis.

Distribution Fees:  The Trust, with respect to the Fund, have adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class R shares (the "Plans"), pursuant to Rule 12b-1 of the 1940 Act which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.50% of the of the Fund's average daily net assets attributable to Class R shares.

The Fund’s distributor and other entities are paid pursuant to the Plans for distribution and shareholder servicing provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to a Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Fund’s distributor, its affiliates, and the Fund’s Adviser may each at its own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of a Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the Distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-BTS-9820 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund's financial performance since its inception.  The financial highlights are for Class A and Class I shares of the Fund because the Class C shares described in this prospectus were not in operation during the periods shown below. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  The information for the Fund has been derived from the financial statements audited by [BBD, LLP,] independent registered public accounting firm, whose report, along with Fund’s financial statements, are included in the Fund’s December 31, 2013 annual report, which is available upon request.

[TO BE PROVIDED IN SUBSEQUENT AMENDMENT]

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

BTS TACTICAL FIXED INCOME FUND

Adviser	BTS Asset Management, Inc. 420 Bedford Street, Suite 340 Lexington, MA 02420	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Auditor	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43015
Custodian	MUFG Union Bank, N.A 400 California Street San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund’s Statement of Additional Information dated [___] (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call
1-877-BTS-9820 or visit www.btsfunds.com.  You may also write to:

BTS Tactical Fixed Income Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

BTS TACTICAL FIXED INCOME FUND

CLASS R SHARES: [___]

a Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

 [_____]

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

________________________________________________________________________________________________________________________________________________

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the BTS Tactical Fixed Income Fund (the "Fund") dated [____].  The Fund’s Prospectus is hereby incorporated by reference, which means it is legally part of this SAI.  You can obtain copies of the Fund’s Prospectus, annual or semiannual report without charge by contacting the Fund’s Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling toll-free 1-877-BTS-9820.  You may also obtain a Prospectus by visiting www.btsfunds.com.

TABLE OF CONTENTS

THE FUND
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISER
DISTRIBUTION OF SHARES
PORTFOLIO MANAGERS
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI-MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
FINANCIAL STATEMENTS
APPENDIX A – DESCRIPTION OF BOND RATINGS
APPENDIX B –ADVISER'S PROXY VOTING POLICIES AND PROCEDURES

THE FUND

The BTS Tactical Fixed Income Fund is a diversified series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”).  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Fund may issue an unlimited number of shares of beneficial interest.  All shares of the Fund have equal rights and privileges.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund offers one class of shares.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

BTS Asset Management, Inc. (the “Adviser”) is the Fund’s investment adviser.  The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under the “Fund Summary” in the Prospectus.  The Fund’s investment objective is not “fundamental” and may be changed without the approval of a majority of its outstanding voting securities.  However, shareholders will be given at least 60 days’ notice of such a change.

The following information describes securities in which the Fund may invest, unless otherwise noted, and their related risks.

EQUITY SECURITIES

Equity securities include common stock and securities convertible into common stocks, such as convertible bonds, warrants, rights and options.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Fund may invest in convertible securities and non-investment grade convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

DERIVATIVES

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on any margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

Options On Securities

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, that Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose a Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, a Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of a Fund's portfolio.

Whether the Fund use of swap agreements enhances the Fund's total return will depend on the adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund’s adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

High Yield Exposure Through Credit Default Swaps

The Fund may execute its strategy by entering into credit default swaps.  Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  A Fund will enter into credit default swaps by executing an International Swaps and Derivatives Association (ISDA) master agreement, which provides globally-accepted standardized legal documentation for a variety of swap transactions including credit default swaps.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by a Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may use credit default swaps as part of a replication tactic whereby the Fund combines a (1) credit default swap on a portfolio of high yield bonds with investments in (2) high quality securities, such as U.S. Treasury bills, as an economic substitute for a portfolio of individual high yield bonds.  This two-instrument “replication portfolio” is expected to have an economic and investment return profile that is substantially similar, although not identical to, a cash portfolio of high yield bonds.  If a Fund invests in a portfolio of individual high yield bonds, it earns interest and suffers losses when issuers default.  Similarly, the replication portfolio receives nearly identical payments and suffers nearly identical losses to that of a portfolio of high yield bonds.  A Fund receives interest (from the portfolio of high quality securities) and receives payments from the protection buyer, which, in total, are approximately equal to the interest payments on a cash portfolio of high yield bonds.  Additionally, the Fund makes credit default payments to the credit protection buyer counterparty which are nearly identical to credit losses the Fund would suffer from the default of issuers in a cash portfolio of high yield bonds.

The Fund anticipates that it will use a market-standard high yield reference portfolio commonly referred to as the CDX high yield index.  The CDX high yield index (composed of 5-year credit default swaps on 100 relatively liquid high yield fixed income securities issued by BB and B rated North American corporate entities) is selected and maintained by Markit Group Limited using specific-issue recommendations and current market-based default swap rates provided by major high yield market participants such as commercial banks and broker-dealers.  Markit Group also provides daily updates of the then-current average credit default swap rate associated with each of the securities in the CDX index.  The CDX index and its average credit default swap rate are used by a Fund and its counterparties to set the terms of each CDX-referenced credit default swap.  Markit Group also provides credit default loss information and required credit event payments by conducting a survey or quasi-auction on index securities which have suffered a credit event.  This loss information is used to calculate payments due from a credit protection seller to the protection buyer.  A new index is created every six months to update the index for the purpose of replacing defaulted issuers and including new issuers, which are representative of the then-current high yield market.  The Fund expects that it may maintain original credit default swaps or enter into new transactions which terminate the old swap and replace it with one using the newly-updated index.

The tactic of using a CDS referenced to the CDX index differs from the tactic of investing in specific adviser-selected high yield bonds because (1) it does not rely upon the issuer-specific credit research of the adviser, (2) exposes a Fund to the credit risk of the counterparty in addition to the credit risk of the reference high yield portfolio and (3) permits only long or short positions in the index rather than more selective issuer-specific or sector-specific investment.

Certain Investment Techniques and Derivatives Risks.

When the adviser of a Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to a Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.  Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

FIXED INCOME/DEBT/BOND SECURITIES

Yields on fixed income securities, which the Fund defines to include preferred stock, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in a Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Fund may invest in debt securities, including non-investment grade debt securities.  The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause a Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances.  Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates.  If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

High Yield Securities

The Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The  Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with a Fund’s investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Fund may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to “non-appropriation” risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

Preferred Stock

The Fund defines preferred stock as form of fixed income security because it has similar features to other forms of fixed income securities.  Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks include a lack of voting rights and the Fund’s adviser may incorrectly analyze the security, resulting in a loss to a Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to a Fund.  Preferred stock may also be convertible in the common stock of the issuer.  Convertible securities may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. A convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.  In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.  The Fund may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

Foreign Securities

The Fund may invest in securities of foreign issuers and exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.  The Fund may purchase securities of emerging market issuers and ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts.  The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described above regarding foreign securities apply to investments in ADRs.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust's Board, the Adviser of the Fund  may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund’s adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Investment Companies

The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as "Underlying Funds").  The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limitation"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limitation"), unless: (i) the underlying investment company and/or a Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to a Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by a Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Fund and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to a Fund without accomplishing any investment purpose.  Because other investment companies employ an investment adviser, such investments by a Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. A  Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees.  ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund do not intend to engage in these transactions for speculative purposes but only in furtherance of the Fund’s investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of a Fund's adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Short Sales

The Fund may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  The Fund do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 50% of the value of a Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.  Illiquid Investments.  The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  The Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders.  In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may, from time to time, make available month end portfolio holdings information on its website at www.btsfunds.com.  The month end portfolio holdings are generally posted to the website within forty-five days of the end of each month and remain available until new information for the next month is posted.

The Fund may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Adviser.  Personnel of the Fund’s adviser, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings because that information is necessary in order for the adviser to provide its management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio manager in the trading of such securities, adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

[MUFG Union Bank, N.A.] is the custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Fund.

•

[BBD, LLP] is the Fund’s registered independent public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

•

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Fund; therefore its personnel have access to the Fund's portfolio holdings in connection with the review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Fund's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of a Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall a Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect a Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of seven (7) individuals, six (6) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Anthony Hertl, an Independent Trustee, who has served as the Chairman of the Board since July 2013. The Board of Trustees is comprised of Mr. Hertl, five (5) additional Independent Trustees, and one (1) Interested Trustee.  Andrew Rogers, the Interested Trustee, is the Chief Executive Officer of Gemini Fund Services, LLC, and President of the Trust.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Fund and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair, Mark H. Taylor. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.   Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves or has served as a member of other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Master’s degree in Education Administration, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mark H. Taylor, has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Master’s and Bachelor’s  degrees in Accounting, is a Certified Public Accountant and is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University.  He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards. Andrew Rogers has more than 20 years of experience in the financial services industry and has served as the President of the Trust since 2006.  Mr. Rogers is also currently the Chief Executive Officer of Gemini Fund Services, LLC.  Prior to joining Gemini Fund Services, LLC, he served in executive roles at J.P. Morgan Chase and Co. and Alliance Capital Management Holdings L.P. as Financial Reporting Manager. Mr. Rogers holds a Bachelor of Science in Accounting. Mark D. Gersten has more than 30 years of experience in the financial services industry, having served in executive roles at AllianceBernstein LP and holding key industry positions at Prudential-Bache Securities and PriceWaterhouseCoopers.  He also serves as a member of two other mutual fund boards outside of the Fund Complex. Mr. Gersten is a certified public accountant and holds an MBA in accounting.  Like other trustees, his experience has given him a strong understanding of the regulatory framework under which investment companies operate.  Mark S. Garbin has more than 30 years of experience in corporate balance sheet and income statement risk management for large asset managers, serving as Managing Principal of Coherent Capital Management LLC since 2007.  Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers.  He is both a Chartered Financial Analyst and Professional Risk Manager charterholder and holds advanced degrees in international business.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007)	[106]

Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	[106]	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	[106]

AdvisorOne Funds  (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	Retired since 2012. Formerly Founder, Partner, and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010)	[106]	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	[132]	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor^ Born in 1964	Trustee Since 2007

Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association  (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).

[132]

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006

Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly and President and Manager, GemCom LLC (2004 - 2011).

			[106]	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II, Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” below.

Legal Proceedings

On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and two former Trustees.  To settle the SEC’s charges, GFS and NLCS each agreed to pay $50,000 penalties, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Adviser or the Fund.

The Order found that on certain occasions during the period January 2009 to December 2010, disclosures included in shareholder reports (concerning the Trustees’ adviser evaluation process under Section 15(c) of the 1940 Act) filed by certain funds of the Trust contained boilerplate disclosures that were materially untrue or misleading in violation of Section 34(b) of the 1940 Act.  These disclosures were included in the fund shareholder reports based on board minutes drafted by GFS, reviewed by the Trust’s outside counsel, and then reviewed and approved by the Trustees.  The Order found that the named Trustees therefore were a cause of these violations.  In addition, GFS failed to ensure that certain shareholder reports contained the required disclosures concerning the Trustees’ evaluation process and failed to ensure that certain series within the Trust maintained and preserved their Section 15(c) files in accordance with 1940 Act recordkeeping requirements.  Accordingly, GFS caused those funds’ violations of Sections 30(e) and 31(a) of the Investment Company Act and Rules 30e-1 and 31a-2(a)(6) thereunder.

The Order found that, during the relevant period, NLCS and the four named Trustees were also a cause of violations of Rule 38a-1(a)(1) under the 1940 Act, which requires registered investment companies to adopt and implement written compliance policies and procedures.  Specifically, the Order found that NLCS and the named Trustees failed to implement certain policies and procedures of the Trust that required the funds’ CCO to provide the advisers’ compliance manuals to the named Trustees for their review or, as an alternative, summaries of the compliance programs.  Rather than following this process, the Order found that the named Trustees’ approval of the advisers’ compliance programs was based primarily on their review of a brief written statement prepared by NLCS and a verbal representation by NLCS that such manuals were adequate.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the past calendar year, the Audit Committee held thirteen meetings.

Compensation

Effective October 1, 2013, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $28,587.50 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From April 1, 2013 through September 30, 2013, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $27,625. Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $21,500.  Effective July 1, 2013, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $5,775 and the Audit Committee Chairman receives a quarterly fee of $1,725.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees will receive from the Trust during the fiscal year ended [September 30, 2014].  Each Independent Trustee attended all quarterly meetings during the period.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust ***	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex**** Paid to Directors
Anthony J. Hertl	$[ ]	None	None	$[ ]
Gary Lanzen	$[ ]	None	None	$[ ]
Mark H. Taylor	$[ ]	None	None	$[ ]
John V. Palancia	$[ ]	None	None	$[ ]
Andrew Rogers*	None	None	None	None
Mark D. Gersten**	None	None	None	None
Mark Garbin**	None	None	None	None

_______________

* This Trustee is deemed to be an “interested person” as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant).

**Elected as a Trustee in September 2013.

*** There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equitably among the series in the Trust.

**** The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of [December 31, 2013].

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary Lanzen	None	None
John V. Palancia	None	None
Andrew Rogers*	None	None
Mark Taylor	None	None
Mark D. Gersten	None	None
Mark Garbin	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant),

Management Ownership

As of the date of this SAI, the Trustees and officers, as a group, owned no shares of the Fund and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

As of the date of this SAI, no shareholders of record owned 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISER

BTS Asset Management, Inc., 420 Bedford Street, Suite 340, Lexington, MA 02420, serves as investment adviser to the Fund (the "Adviser").  The Adviser was established in 1979, and also advises individuals, financial institutions, pension plans, other pooled investment vehicles and corporations in addition to the Fund.  Vilis Pasts is deemed to control the Adviser by virtue of his majority ownership of its shares.  Subject to the supervision and direction of the Trustees, the Adviser manages the Fund’s securities and investments in accordance with the Fund’s stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of the Fund.  The fee paid to the Adviser is governed by an investment advisory agreement ("Advisory Agreement") between the Trust, on behalf of the Fund and the Adviser.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on February 6, 2013 for the Fund.

Pursuant to the Advisory Agreement, the Adviser receives a fee at the annual rate listed below of the Fund’s average daily net assets, computed daily and payable monthly.

Fund	Management Fee
BTS Tactical Fixed Income Fund	1.00%

The Adviser is contractually limiting total annual operating expenses of the Fund through April, 30, 2016 (including all expenses necessary or appropriate for the operation of the Fund and including the investment advisory fee, any Rule 12b-1 fees and other expenses described in the Advisory Agreement, (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser), as follows, expressed as a percentage of the Fund’s average daily net assets:

Fund	Class R	Contractual Period
BTS Tactical Fixed Income Fund	2.00%	April 30, 2016

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of Trustees and officers of the Fund who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under these Codes, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser and responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  A copy of the Adviser's Proxy Voting Policies is attached hereto as Appendix B.

More information.  Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-877-BTS-9820; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-877-BTS-9820 and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.  Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by either Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

Rule 12b-1 Plans

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  Pursuant to the Plan, as compensation for the Distributor providing account maintenance and distribution services to shareholders, the Fund may pay the Distributor a distribution and shareholder servicing fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to the relevant class. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor.  The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to the Fund’s shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services.   The Fund may make other payments, such as contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by recipients may include, but are not limited to, the following: assistance in the offering and sale of the Fund’s shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request.  The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the of the Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Plan by votes cast in person at a meeting called for the purpose of voting on the Plan.  The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act).  All material amendments must be approved by a majority of the Board of the Trust and a majority of the Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan.  During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees.  The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to those of the Fund and assets under management in those accounts as of [____]:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Vilis Pasts	[__]	[__]	[__]	[__]	[__]	[__]
Matthew Pasts	[__]	[__]	[__]	[__]	[__]	[__]

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Vilis Pasts	[__]	[__]	[__]	[__]	[__]	[__]
Matthew Pasts	[__]	[__]	[__]	[__]	[__]	[__]

Conflicts of Interest.

As indicated in the table above, portfolio managers at the Adviser may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over a Fund.  The Adviser has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

When allocating investments among client accounts, the portfolio managers have the fiduciary obligation to treat each client equally, regardless of account size or fees paid.  All clients at the same custodian (or trading desk) receive the same average price for each transaction.  When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment.  When trades in the same security must be executed over multiple days, the portfolio manager executes the trades in a random order to ensure no client grouping consistently receives preferential treatment.

Compensation.

As compensation for their responsibilities, the portfolio managers receive a fixed base salary based on their roles within the business and 401(k) matching contributions.

Ownership.

As of the date of this SAI, the Fund was new and had not issued shares.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for a Fund are made by the portfolio managers, who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of a Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.  In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on June 22, 2011 and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or the GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting the Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative rendered to the Fund by GFS, the Fund pays GFS a fee of 0.10% on the first $100 million of net assets, 0.08% net assets of $100 million to $250 million, 0.06% on the net assets of $250 million to $500 million, 0.04% on the net assets of $500 million to $1 billion, and 0.03% on net assets greater than $1 billion. The Fund also pays GFS for any out-of-pocket expenses.

GFS, also provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian, Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund under the Agreement, the Fund pays GFS an annual fee of $24,000 per fund portfolio, plus; $6,000 for each additional share class above one, plus 0.01% on net assets greater than $25 million.  The Fund also pays GFS for any out-of-pocket expenses

GFS, also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For transfer agent, dividend disbursing and shareholder servicing services rendered to the Fund under the Agreement, the Fund pays GFS a fee of $16.00 for open accounts and $2.00 per closed accounts.  The Fund also pays GFS for any out-of-pocket expenses.

Custodian

[MUFG Union Bank, N.A.,] (the “Custodian”) serves as the custodian of the Fund's assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian's principal place of business is 400 California Street, San Francisco, CA 94104.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act.  For the compliance services rendered to the Fund, the respective Fund pays NLCS a one-time fee of $2,500, plus an annual fee, based on Fund assets, ranging from $13,500 (net assets of $50 million) or less to $31,500 (net assets over $1 billion).  The Fund also pays NLCS for any out of pocket expenses.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of either Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor, and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares are Priced" the  net asset value ("NAV") of the Fund's shares, by class, is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the primary exchange on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on such exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or unavailable, a Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations.  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund's investments relating to ASC 820.  These inputs are summarized in the three broad levels listed below. The Fund does not intend to invest in Level 3 securities.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of a fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or sub-adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination.  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the holidays upon which the New York Stock Exchange (“NYSE”) will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if a Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “How to Redeem Shares” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases a Fund will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the  Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[BBD, LLP], located at [1835 Market Street, 26th Floor, Philadelphia, PA 19103], serves as the Fund’s independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal period ended December 31, 2013.  You can obtain a copy of the Annual Report without charge by calling theFund at  1-877-BTS-9820.

APPENDIX A

Description of Bond Ratings

Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•

SP-2 Satisfactory capacity to pay principal and interest.

•

SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•

MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•

MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•

MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

APPENDIX B

PROXY VOTING GUIDELINES FOR

BTS Asset Management, Inc.

Policies and Procedures

Proxy Voting and Corporate Actions

Policy: BTS, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients unless otherwise agreed to in writing. The firm may offer assistance as to proxy matters upon a client's request, but the client always retains the proxy voting responsibility. BTS' policy of having no proxy voting responsibility is disclosed to its advisory clients. BTS also serves as an investment adviser to an open-end investment company. BTS' general policy with respect to its proxy and corporate action obligations are set forth below.

Background: Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses materialconflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility: The Chief Compliance Officer has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm's policy with appropriate regulatory requirements being met and records maintained.

Procedure: BTS has adopted various procedures to implement the firm's policy and reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

• BTS discloses its proxy voting policy of not having proxy voting authority in the firm's

Disclosure Document or other client information.

• BTS' advisory agreements provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

• BTS' new client information materials may also indicate that advisory clients retain proxy voting authority.

• Proxies for securities held in client accounts will generally be received by the client directly from the custodian of the client's assets, or will be handled as otherwise agreed between the client and the custodian.

• The Chief Compliance Officer reviews the nature and extent of advisory services provided by the firm and monitors such services to periodically determine and confirm that client proxies are not being voted by the firm or anyone within the firm.

Proxies for Mutual Funds: BTS serves as investment adviser to open-end investment companies under the Northern Lights Fund Trust (“BTS Funds”).  The BTS Funds may make investments in other investment companies that are not affiliated (“Underlying Funds”). The BTS Funds are required by the Investment Company Act to handle proxies received from Underlying Funds in a certain manner. In particular it is the policy of BTS to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds  are  voted,  or  in  accordance  with  instructions  received  from  Fund  shareholders, pursuant to Section 12(d)(1)(F) of the Investment Company Act. All proxies received from Underlying Funds will be reviewed with the Chief Compliance Officer or appropriate legal counsel to ensure proper voting. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

The Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by BTS are voted in a timely manner and in a manner consistent with the established BTS' policies. Although the majority of proxy proposals can be handled in accordance with BTS' established proxy policies, BTS recognizes that some proposals require special consideration that may dictate that exceptions are made to its general procedures.

 Additional Procedures: The Chief Compliance Officer is also responsible for reviewing the proxy proposal for conflicts of interest as part of the overall vote review process and ensuring that all corporate action notices or requests which require shareholder action received by BTS are addressed in a timely manner and consistent action is taken across all similarly situated client accounts. All material conflicts of interest so identified by BTS will be addressed according to the procedures set forth below:

1. Vote in Accordance with the Established Policy. In most instances, BTS has little or no discretion to deviate from its general proxy voting policy and shall vote in accordance with such pre-determined voting policy.

2. Client Direction. Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, BTS will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by BTS, it will promptly be forwarded to the client or specified third party.

3. Obtain Consent of Clients. To the extent that BTS has discretion to deviate with respect to the proposal in question, BTS will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of BTS' conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, BTS will abstain from voting the securities held by that client’s account.

4. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct BTS to forward all proxy matters in which BTS has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, BTS will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, BTS will abstain from voting the securities held by that client’s account.

Record Keeping: In accordance with Rule 204-2 under the Advisers Act, BTS will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that BTS may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by BTS that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

BTS will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how BTS voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of BTS' Policies and Procedures by written request addressed to BTS. BTS will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

GUIDELINES FOR EXCEPTIONS TO GENERAL POLICY

Under circumstances where BTS' general voting policies do not apply the following guidelines are to be used in voting proposals, but will not be used as rigid rules. Each proxy issue will be considered individually.

A.  Oppose

BTS will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1. Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a. Proposals to stagger board members’ terms;

b. Proposals to limit the ability of shareholders to call special meetings;

c. Proposals to require super majority votes;

d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e. Proposals regarding “fair price” provisions;

f. Proposals regarding “poison pill” provisions; and g. Permitting “greenmail”.

2. Providing cumulative voting rights.

3. “Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding specific countries.

4. Election of directors recommended by management and not recommended by the issuers board.

B.  Approve

BTS will generally vote in favor of routine proposals which are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

 2. Date and place of annual meeting.

3. Limitation on charitable contributions or fees paid to lawyers.

4. Ratification of directors’ actions on routine matters since previous annual meeting.

5. Confidential voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues. BTS will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6. Limiting directors’ liability

7. Eliminate preemptive right

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8. BTS generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9. Employee Stock Purchase Plan

10. Establish 401(k) Plan

C.  Case-By-Case

BTS will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the fund. These matters include:

1. Pay directors solely in stocks

2. Eliminate director mandatory retirement policy

3. Rotate annual meeting location/date

4. Option and stock grants to management and directors

5. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

 Northern Lights Fund Trust

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)

Agreement and Declaration of Trust dated January 19, 2005, as amended December 14, 2009 previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference.

(a)(2)

Certificate of Trust as filed with the State of Delaware on January 19, 2005. Previously filed on February 18, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(b)

By-Laws, effective as of January 19, 2005, as amended December 14, 2009, previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference.

(c)

Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)

Investment Advisory Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(d)(2)

Investment Advisory Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference. Amended Investment Advisory Agreement to include The Biondo Focus Fund previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(3)

Investment Advisory Agreement between the Registrant, with respect to the Changing Parameters Fund, and Changing Parameters, LLC, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(4)

Investment Advisory Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc., previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(d)(5)

Investment Advisory Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(d)(6)

Investment Advisory Agreement between the Registrant, with respect to EAS Crow Point Alternatives Fund and Crow Point Partners, LLC, previously filed on October 9, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(d)(7)

Investment Advisory Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on October 11, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 542, and hereby incorporated by reference.

(d)(8)

Investment Advisory Agreement between the Registrant, with respect to the Wade Tactical L/S Fund and Wade Financial Group, previously filed on November 28, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 436, and hereby incorporated by reference.

(d)(9)

Investment Advisory Agreement between the Registrant, with respect to the Toews Hedged Core Frontier Fund (formerly Toews Hedged Emerging Markets Fund) and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference. Amended Investment Advisory Agreement to include Toews Hedged Core W Fund (formerly Toews Hedged International Developed Markets Fund), Toews Hedged High Yield Bond Fund, Toews Hedged Core L Fund (formerly Toews Hedged Large-Cap Fund) and Toews Hedged Core S Fund (formerly Toews Hedged Small & Mid Cap Fund) previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, and hereby incorporated by reference. Amended Investment Advisory to include Toews Hedged Growth Allocation, Toews Unconstrained Income Fund and Toews Hedged Commodities Fund previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(d)(10)

Investment Advisory Agreement between the Registrant, with respect to the Leader Short Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference. Amended Investment Advisory Agreement to include Leader Total Return Fund previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(d)(11)

Investment Advisory Agreement between Montebello Partners, LLC and the Registrant, with respect to the GMG Defensive Beta Fund previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(12)

Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Bond Asset Allocation Fund previously filed on July 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 94, and hereby incorporated by reference.

(d)(13)

Investment Advisory Agreement between National Asset Management, Inc. and the Registrant, with respect to the Astor Long/Short ETF Fund, the Astor S.T.A.R. ETF Fund and the Astor Active Income ETF Fund, previously filed on September 27, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 535, and hereby incorporated by reference.

(d)(14)

Investment Advisory Agreement between Equinox Fund Management, LLC and the Registrant, with respect to Equinox MutualHedge Futures Strategy Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(d)(15)

Investment Advisory Agreement between Investment Partners Asset Management, Inc. and the Registrant, with respect to Investment Partners Opportunities Fund previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(d)(16)

Investment Advisory Agreement between Princeton Fund Advisors, LLC and the Registrant, with respect to Princeton Futures Strategy Fund, previously filed on April 7, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(d)(17)

Sub-Advisory Agreement between Princeton Fund Advisors, LLC and 6800 Capital, LLC, with respect to the Princeton Futures Strategy Fund previously filed on October 9, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(d)(18)

Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Congress Asset Management Company, LLP, with respect to the Princeton Futures Strategy Fund previously filed on October 9, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.

(d)(19)

Investment Advisory Agreement between Chadwick & D’Amato, LLC and the Registrant, with respect to Chadwick & D’Amato Fund previously filed on June 10, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 157, and hereby incorporated by reference.

(d)(20)

Investment Advisory Agreement between 13D Management, LLC and the Registrant, with respect to 13D Activist Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.

(d)(21)

Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund and Altegris Multi-Strategy Alternatives Fund previously filed on January 28, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 589, and hereby incorporated by reference.

(d)(22)

Investment Advisory Agreement between W.E. Donoghue & Co., Inc. and the Registrant, with respect to Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(23)

Investment Advisory Agreement between Portfolio Strategies, Inc. and the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(24)

Investment Advisory Agreement between CWC Advisors, LLC and the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(d)(25)

Investment Advisory Agreement between Traub Capital Management, LLC and the Registrant, with respect to The FX Strategy Fund previously filed on January 20, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 201, and hereby incorporated by reference.

(d)(26)

Investment Advisory Agreement between TransWestern Capital Advisors, LLC and the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference. Amendment to the Investment Advisory Agreement between TransWestern Capital Advisors, LLC, and  the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on April 25, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 601, and hereby incorporated by reference.

(d)(27)

Investment Sub-Advisory Agreement between TransWestern Capital Advisors, LLC and Loomis, Sayles & Company, L.P., with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(d)(28)

Investment Advisory Agreement between Bandon Capital Management, LLC, and the Registrant, with respect to Bandon Isolated Alpha Fixed Income Fund previously filed on December 3, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 189, and hereby incorporated by reference.

(d)(29)

Sub-Advisory Agreement between Bandon Capital Management, LLC and Dix Hills Partners, LLC, with respect to the Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(d)(30)

Sub-Advisory Agreement between Bandon Capital Management, LLC and Logan Circle Partners, L.P. with respect to the Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(d)(31)

Investment Advisory Agreement between Beech Hill Advisors, Inc., and the Registrant, with respect to Beech Hill Total Return Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(d)(32)

Investment Advisory Agreement between Clark Capital Management Group, Inc., and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(d)(33)

Investment Advisory Agreement between Knollwood Investment Advisors, LLC, and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on March 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 226, and hereby incorporated by reference.

(d)(34)

Transfer and Assumption Agreement between Knollwood Investment Advisors, LLC, and Dearborn Capital Management, L.L.C., with respect to the Investment Advisory Agreement specific as to the Grant Park Managed Futures Strategy Fund previously filed on May 31, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 491, and hereby incorporated by reference.

(d)(35)

Investment Advisory Agreement between Risk Paradigm Group, LLC, and the Registrant, with respect to Diversified Risk Parity Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(36)

Investment Advisory Agreement between Genesis Capital LLC, and the Registrant, with respect to Granite Harbor Alternative Fund (formerly SCA Absolute Return Fund) and Granite Harbor Tactical Fund (formerly SCA Directional Fund) previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(37)

Investment Advisory Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Strategic Income Fund previously filed on May 27, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference.

(d)(38)

Investment Advisory Agreement between Giralda Advisors, LLC, and the Registrant, with respect to The Giralda Fund previously filed on May 4, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 245, and hereby incorporated by reference.

(d)(39)

Investment Advisory Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on March 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 595, and hereby incorporated by reference.

(d)(40)

Investment Advisory Agreement between Makefield Capital Management, LLC and the Registrant, with respect to Makefield Managed Futures Strategy Fund, previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.

(d)(41)

Investment Advisory Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Deep Values Convertible Fund (formerly Ascendant Diversified Income & Growth Fund) and Patriot Fund previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 580, and hereby incorporated by reference.

(d)(42)

Investment Advisory Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund previously filed on July 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 282, and hereby incorporated by reference.

(d)(43)

Investment Sub-Advisory Agreement between Altegris Advisors, LLC and Doubleline Capital LP, with respect to Altegris Futures Evolution Strategy Fund previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(d)(44)

Investment Advisory Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to RPG Emerging Market Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(d)(45)

Investment Sub-Advisory Agreement between Risk Paradigm Group, LLC and F-Squared Institutional Advisors, LLC, with respect to RPG Emerging Market Sector Rotation Fund previously filed on October 9, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference..

(d)(46)

Investment Advisory Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to the PTA Comprehensive Alternatives Fund previously filed on November 25, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 336, and hereby incorporated by reference.

(d)(47)

Investment Advisory Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Futures Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference.

(d)(48)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Scotia Partners, LLC, with respect to the CMG Tactical Futures Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference.

(d)(49)

Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Harvest Capital Strategies, LLC, with respect to the Altegris Equity Long Short Fund previously filed on October 15, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 543, and hereby incorporated by reference.

(d)(50)

Investment Advisory Agreement between Wright Fund Management, LLC and the Registrant, with respect to the Sierra Strategic Income Fund previously filed on December 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 343, and hereby incorporated by reference.

(d)(51)

Investment Advisory Agreement between Princeton Fund Advisors, LLC, Eagle Global Advisors, LLC and the Registrant, with respect to the Eagle MLP Strategy Fund previously filed on October 15, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 543, and hereby incorporated by reference.

(d)(52)

Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Visium Asset Management LP, with respect to the Altegris Equity Long Short Fund previously filed on October 15, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 543, and hereby incorporated by reference.

(d)(53)

Investment Advisory Agreement between Princeton Fund Advisors, LLC and the Registrant, with respect to the Sandalwood Opportunity Fund previously filed on October 15, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 543, and hereby incorporated by reference.

(d)(54)

Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Sandalwood Securities, Inc., with respect to the Sandalwood Opportunity Fund previously filed on October 15, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 543, and hereby incorporated by reference.

(d)(55)

Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Deer Park Road Corporation, with respect to the Sandalwood Opportunity Fund previously filed on October 15, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 543, and hereby incorporated by reference.

(d)(56)

Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Acuity Capital Management, LLC, with respect to the Sandalwood Opportunity Fund previously filed on November 20, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 561, and hereby incorporated by reference.

(d)(57)

Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and MidOcean Credit Fund Management, L.P., with respect to the Sandalwood Opportunity Fund previously filed on April 7, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(d)(58)

Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Whippoorwill Associates, Inc., with respect to the Sandalwood Opportunity Fund previously filed on April 7, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(d)(58)

Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and RockView Management, LLC, with respect to the Altegris Fixed Income Long Short Fund previously filed on December 17, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 570, and hereby incorporated by reference.

(d)(59)

Investment Advisory Agreement between The Pacific Financial Group, Inc. and the Registrant, with respect to the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Diversified Growth Fund previously filed on December 17, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 570, and hereby incorporated by reference.

(d)(60)

Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Hedged Income Fund previously filed on February 12, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 459, and hereby incorporated by reference.

(d)(61)

Investment Advisory Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Global Equity Fund and CMG Managed High Yield Fund previously filed on May 30, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 488, and hereby incorporated by reference.

(d)(62)	Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Alpha Simplex Group, LLC, with respect to the CMG Global Equity Fund is filed herewith
(d)(63)

Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Tactical Fixed Income Fund previously filed on December 17, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 570, and hereby incorporated by reference.

(d)(64)

Assignment and Consent between the Registrant, Emerald Asset Advisors, LLC and Crow Point Partners, LLC previously filed on March 7, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 469, and hereby incorporated by reference.

(d)(65)

Advisory Fee Waiver between Traub Capital Management, LLC. and the Registrant, with respect to The FX Strategy Fund previously filed on April 30, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 480, and hereby incorporated by reference.

(d)(66)

Investment Advisory Agreement between Giralda Advisors, LLC and the Registrant, with respect to The Giralda Fund previously filed on May 30, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 488, and hereby incorporated by reference.

(d)(67)

Investment Advisory Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to Navigator Duration Neutral Bond Fund previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.

(d)(68)

Investment Sub-Advisory Agreement between Clark Capital Management Group, Inc. and Main Point Advisers, LLC, with respect to the Navigator Duration Neutral Bond Fund previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.

(d)(69)

Investment Advisory Agreement between Probabilities Fund Management, LLC, Princeton Advisors, LLC and the Registrant, with respect to the Probabilities Fund previously filed on January 15, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 576, and hereby incorporated by reference.

(d)(70)

Investment Advisory Agreement between W.E. Donoghue & Co., Inc. and the Registrant, with respect to the Power Dividend Index Fund previously filed on October 11, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 542, and hereby incorporated by reference.

(d)(71)

Advisory Fee Waiver Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on July 25, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 507, and hereby incorporated by reference.

(d)(72)

Investment Advisory Agreement between Portfolio Strategies, Inc. and the Registrant, with respect to the PSI Calendar Effects Fund previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.

(d)(73)

Investment Advisory Agreement between Dearborn Capital Management L.L.C. and the Registrant, with respect to the Grant Park Multi-Alternative Strategy Fund previously filed on December 17, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 570, and hereby incorporated by reference.

(d)(74)

Investment Sub-Advisory Agreement between Altegris Advisors, LLC and Premium Point Investments LP, with respect to Altegris Fixed Income Long Short Fund previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.

(d)(75)

Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to the Altegris/AACA Real Estate Long Short previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.

(d)(76)

Investment Sub-Advisory Agreement between Altegris Advisors, LLC and American Assets Investment Management, LLC, with respect to Altegris/AACAM Real Estate Long Short Fund previously filed on March 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 595, and hereby incorporated by reference.

(d)(77)

Investment Sub-Advisory Agreement between Altegris Advisors, LLC and J.P. Morgan Investment Management, Inc., with respect to Altegris Macro Strategy Fund and Altegris Managed Futures Strategy Fund previously filed on October 28, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 551, and hereby incorporated by reference.

(d)(78)

Investment Advisory Agreement between Genesis Capital, LLC, with respect to Anchor Alternative Income Fund previously filed on January 24, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 578, and hereby incorporated by reference.

(d)(79)

Investment Sub-Advisory Agreement between Genesis Capital, LLC and Anchor Capital Management, Group, Inc., with respect to Anchor Alternative Income Fund previously filed on January 24, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 578, and hereby incorporated by reference.

(d)(80)

Investment Advisory Agreement between Giralda Advisors, LLC and the Registrant, with respect to the Giralda Risk-Managed Growth Fund previously filed on February 24, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 593, and hereby incorporated by reference.

(d)(81)

Investment Advisory Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to the Navigator Sentry Managed Volatility Fund previously filed on February 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 591, and hereby incorporated by reference.

(d)(82)

Investment Advisory Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to the Navigator Tactical Fixed Income Fund previously filed on July 11, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 614, and hereby incorporated by reference.

(d)(83)

Investment Advisory Agreement between Lakewood Investment Management, LLC and the Registrant, with respect to the Astor Macro Alternative Fund previously filed on September 30, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 637, and hereby incorporated by reference.

(d)(84)

Investment Sub-Advisory Agreement between Dearborn Capital Management and EMC Capital Management, with respect to Grant Park Multi-Alternative Strategies Fund previously filed on July 28, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 617, and hereby incorporated by reference.

(d)(85)	Form of Investment Advisory Agreement between Leader Capital Corp. and the Registrant, with respect to the Leader Global Bond Fund is filed herewith.
(d)(86)

Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Chilton Investment Company, with respect to the Altegris Equity Long Short Fund previously filed on August 22, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 625, and hereby incorporated by reference.

(d)(87)

Form of Investment Advisory Agreement between the Registrant and Leader Capital Corp., with respect to Leader Global Bond Fund previously filed on October 10, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 638, and hereby incorporated by reference.

(e)(1)

Underwriting Agreement between the Registrant and Northern Lights Distributors LLC, previously filed on March 15, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 471, and hereby incorporated by reference.

(e)(2)

Underwriting Agreement between the Registrant and Foreside Distribution Services, LP with respect to The Leader Short-Term Bond Fund, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(e)(3)

Underwriting Agreement between the Registrant and ALPS Distribution, Inc. with respect to 13D Activist Fund, previously filed on April 7, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts - NONE
(g)(1)

Custody Agreement between the Registrant and The Bank of New York Mellon, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(g)(2)

Custody Agreement between the Registrant and the First National Bank of Omaha is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007 and hereby incorporated by reference.

(g)(3)

Custody Agreement between the Registrant and Union Bank, N.A., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(4)

Custody Agreement between the Registrant and Fifth Third Bank, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(5)

Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. previously filed on August 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 302, and hereby incorporated by reference.

(h)(1)

Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, dated June 22, 2011, previously filed on September 27, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 535, and hereby incorporated by reference.

(h)(2)

Amended Expense Limitation Agreement between the Registrant, with respect to the Adaptive Allocation Fund and Critical Math Advisors LLC previously filed on July 11, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 614, and hereby incorporated by reference.

(h)(3)

Expense Limitation Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 29, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 605, and hereby incorporated by reference.

(h)(4)

Expense Limitation Agreement between the Registrant, with respect to the Pacific Financial Faith & Values Based Moderate Fund was previously filed on August 26, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 628, and hereby incorporated by reference.

(h)(5)

Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.  Form of revised Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC previously filed on June 1, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 380, and hereby incorporated by reference.

(h)(6)

Custody Administration Agreement between Registrant and the Administrator, with respect to certain Funds of the Trust that use First National Bank of Omaha as Custodian, is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007 and hereby incorporated by reference.

(h)(7)

Form of Amended and Restated Expense Limitation Agreement between the Registrant, with respect to EAS Crow Point Alternatives Fund and Emerald Asset Advisors, LLC, previously filed on July 11, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 614, and hereby incorporated by reference.

(h)(8)

Expense Limitation Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(9)

Expense Limitation Agreement between the Registrant, with respect to the Wade Tactical Long/Short Fund and Wade Financial Group previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(h)(10)

Expense Limitation Agreement between the Registrant, with respect to the Toews Hedged Core Frontier Fund, Toews Hedged Core W Fund, Toews Hedged High Yield Bond Fund, Toews Hedged Core L Fund, Toews Hedged Core S Fund, Toews Hedged Growth Allocation Fund, Toews Hedged Commodities Fund and Toews Unconstrained Income Fund and Toews Corporation previously filed on August 28, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 631, and hereby incorporated by reference.

(h)(11)

Expense Limitation Agreement between the Registrant, with respect to Leader Short-Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(h)(12)

Expense Limitation Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc. previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.  Expense Limitation Agreement between the Registrant, with respect to the CMG SR Tactical Bond Fund and CMG Capital Management Group, Inc. as last updated on June 17, 2013 previously filed on June 17, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 496, and hereby incorporated by reference.

(h)(13)

Expense Limitation Agreement between the Registrant, with respect to the GMG Defensive Beta Fund and Montebello Partners, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(14)

Expense Limitation Agreement between the Registrant, with respect to the Astor Active Income ETF/Short Fund, Astor Long/Short ETF Fund and Astor S.T.A.R. ETF Fund, and National Asset Management, Inc., previously filed on September 27, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 535, and hereby incorporated by reference.

(h)(15)

Expense Limitation Agreement between the Registrant, with respect to Equinox MutualHedge Futures Strategy Fund and Equinox Fund Management, LLC previously filed on November 25, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 563, and hereby incorporated by reference.

(h)(16)

Expense Limitation Agreement between the Registrant, with respect to Investment Partners Opportunities Fund and Investment Partners Asset Management, Inc. previously filed on April 29, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 606, and hereby incorporated by reference.

(h)(18)

Expense Limitation Agreement between the Registrant, with respect to Princeton Futures Strategy Fund and Princeton Fund Advisors, LLC previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 625, and hereby incorporated by reference.

(h)(19)

Expense Limitation Agreement between the Registrant, with respect to Leader Total Return Fund and Leader Capital Corp. previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(h)(20)

Expense Limitation Agreement between the Registrant, with respect to Altegris Managed Futures Strategy Fund and Altegris Advisors, LLC previously filed on October 28, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 643, and hereby incorporated by reference.

(h)(21)

Expense Limitation Agreement between the Registrant, with respect to Power Income Fund and W.E. Donoghue & Co., Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(h)(22)

Expense Limitation Agreement between the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(23)

Expense Limitation Agreement between the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on January 28, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 451, and hereby incorporated by reference.

(h)(24)

Amended Expense Limitation Agreement between the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on May 29, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 608, and hereby incorporated by reference.

(h)(25)

Expense Limitation Agreement between Bandon Capital Management, LLC and the Registrant, with respect to Bandon Isolated Alpha Fixed Income Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(h)(26)

Amended Expense Limitation Agreement between Beech Hill Advisors, Inc. and the Registrant, with respect to Beech Hill Total Return Fund previously filed on May 29, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 608, and hereby incorporated by reference.

(h)(27)

Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 197, and hereby incorporated by reference.

(h)(28)

Amended Expense Limitation Agreement between Dearborn Capital Management, L.L.C. and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on July 11, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 614, and hereby incorporated by reference.

(h)(29)

Amended Expense Limitation Agreement between Dearborn Capital Management, L.L.C. and the Registrant, with respect to Grant Park Multi-Alternative Strategy Fund previously filed on July 11, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 614, and hereby incorporated by reference.

(h)(30)

Expense Limitation Agreement between Genesis Capital LLC and the Registrant, with respect to Granite Harbor Alternative Fund (formerly SCA Absolute Return Fund) and Granite Harbor Tactical Fund (formerly SCA Directional Fund)  previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.

(h)(31)

Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Macro Strategy Fund and Altegris Equity Long Short Fund previously filed on July 28, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 617, and hereby incorporated by reference.

(h)(32)

Expense Limitation Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Strategic Income Fund was previously filed on August 26, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 628, and hereby incorporated by reference.

(h)(33)	Form of Expense Limitation Agreement between Giralda Advisors, LLC and the Registrant, with respect to The Giralda Fund is filed herewith.
(h)(34)

Form of Expense Limitation Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on July 11, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 614, and hereby incorporated by reference.

(h)(35)

Expense Limitation Agreement between Makefield Capital Management, LLC and the Registrant, with respect to Makefield Managed Futures Strategy Fund, previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.

(h)(36)

Expense Limitation Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant MultiCap Equity Fund and Patriot Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(h)(37)	Form of Expense Limitation Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund is filed herewith.
(h)(38)

Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Futures Evolution Strategy Fund was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(h)(39)

Expense Limitation Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to RPG Emerging Market Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(h)(40)

Expense Limitation Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to the PTA Comprehensive Alternatives Fund previously filed on November 25, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 336, and hereby incorporated by reference.

(h)(41)

Expense Limitation Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Equity Strategy Fund, CMG Global Equity Fund and CMG Managed High Yield Fund previously filed on April 30, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 607, and hereby incorporated by reference.

(h)(42)

Expense Limitation Agreement between Wright Fund Management and the Registrant, with respect to the Sierra Strategic Income Fund previously filed on June 11, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 385, and hereby incorporated by reference.

(h)(43)

Expense Limitation Agreement between Princeton Fund Advisors, LLC, Eagle Global Advisors, LLC and the Registrant, with respect to the Eagle MLP Strategy Fund previously filed on August 22, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 625, and hereby incorporated by reference.

(h)(44)

Expense Limitation Agreement between Princeton Fund Advisors, LLC, and the Registrant with respect to the Sandalwood Opportunity Fund previously filed on January 28, 2014 to the Registrant’s Registration Statement in Amendment No. 586, and hereby incorporated by reference.

(h)(45)

Expense Limitation Agreement between Altegris Advisors, L.L.C., and the Registrant with respect to the Altegris Fixed Income Long Short Fund and Altegris Multi-Strategy Alternative Fund previously filed on April 30, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 607, and hereby incorporated by reference.

(h)(46)

Expense Limitation Agreement between BTS Asset Management, Inc. and the Registrant with respect to the BTS Hedged Income Fund and BTS Tactical Fixed Income Fund previously filed on April 29. 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 604, and hereby incorporated by reference.

(h)(47)

Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant with respect to the Navigator Duration Neutral Bond Fund previously filed on January 23, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 576, and hereby incorporated by reference.

(h)(48)

Expense Limitation Agreement between Probabilities Fund Management, LLC, Princeton Fund Advisors LLC and the Registrant with respect to the Probabilities Fund previously filed on January 15, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 576, and hereby incorporated by reference.

(h)(49)

Expense Limitation Agreement between W.E. Donoghue & Co., Inc., and the Registrant with respect to the Power Dividend Index Fund previously filed on October 11, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 542, and hereby incorporated by reference.

(h)(50)

Expense Limitation Agreement between Portfolio Strategies, Inc. and the Registrant with respect to the PSI Calendar Effects Fund previously filed on March 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 595, and hereby incorporated by reference.

(h)(51)

Expense Limitation Agreement between Altegris Advisors, LLC. and the Registrant with respect to the Altegris/AACA Real Estate Long Short Fund previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.

(h)(52)

Expense Limitation Agreement between Genesis Capital, LLC and the Registrant with respect to the Anchor Alternative Income Fund previously filed on January 24, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 578, and hereby incorporated by reference.

(h)(53)	Form of Expense Limitation Agreement between Giralda Advisors, LLC and the Registrant with respect to the Giralda Risk-Managed Growth Fund is filed herewith.
(h)(54)

Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant with respect to the Navigator Sentry Managed Volatility Fund previously filed on February 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 591, and hereby incorporated by reference.

(h)(55)

Expense Limitation Agreement between Lakewood Investment Management, LLC and the Registrant with respect to the Astor Macro Alternative Fund previously filed on September 30, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 637, and hereby incorporated by reference..

(h)(56)

Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant with respect to the Navigator Tactical Fixed Income Fund previously filed on April 25, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 601, and hereby incorporated by reference.

(h)(57)	Expense Limitation Agreement between Leader Capital Corp. and the Registrant with respect to the Leader Global Bond Fund is filed herewith.
(i)(1)	Opinion of Counsel previously filed on April 17, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 599, and hereby incorporated by reference.
(i)(2)	Legal Consent of Counsel is filed herewith.
(j)(1)	Consent of Independent Auditor to be filed by subsequent amendment.
(j)(2)

Powers of Attorney of Andrew Rogers and Kevin Wolf previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.  Powers of Attorney of Anthony J. Hertl, Michael Miola, L. Merill Bryan, Gary W. Lanzen, Mark Taylor previously filed on April 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234, and hereby incorporated by reference.  Power of Attorney of John V. Palancia previously filed on January 9, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 346, and hereby incorporated by reference.  Powers of Attorney of Mark D. Gersten and Mark Garbin previously filed on September 27, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 535, and hereby incorporated by reference

(j)(3)

Powers of Attorney of Anthony J. Hertl, Gary W. Lanzen, Mark Taylor, John V. Palancia, Andrew Rogers, Mark Garbin and Mark D. Gersten with respect to AMA Fund Ltd. previously filed on April 17, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 599, and hereby incorporated by reference.

(k)	Omitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Not Applicable.
(m)(1)

Master Distribution Shareholder Servicing Plan for Class A Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(2)

Master Distribution Shareholder Servicing Plan for Class A1 Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(3)

Master Distribution Shareholder Servicing Plan for Class C Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(4)

Master Distribution Shareholder Servicing Plan for Class I Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(5)

Master Distribution Shareholder Servicing Plan for Class I1 Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(6)

Master Distribution Shareholder Servicing Plan for Class N Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(7)

Master Distribution Shareholder Servicing Plan for Class O Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(8)

Master Distribution Shareholder Servicing Plan for Class R Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(9)

Master Distribution Shareholder Servicing Plan for Class R-1 Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(10)

Master Distribution Shareholder Servicing Plan for Class R-2 Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(11)

Master Distribution Shareholder Servicing Plan for Class W Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(12)

Master Distribution Shareholder Servicing Plan for Class Y Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(13)

Master Distribution Shareholder Servicing Plan for Institutional Class Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(14)

Master Distribution Shareholder Servicing Plan for Investor Class Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(15)

Master Distribution Shareholder Servicing Plan for Manager Class Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(16)

Master Distribution Shareholder Servicing Plan for Non-designated Class Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(17)

Master Distribution Shareholder Servicing Plan for Retail Class Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(18)

Distribution Agreement between the Registrant and ALPS Distributors, Inc. with respect to The 13D Activist Fund previously filed on March 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 595, and hereby incorporated by reference.

(m)(19)

Master Distribution Shareholder Servicing Plan for Class A Shares and Investor Class Shares previously filed on October 10, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 638, and hereby incorporated by reference.. Form of Master Distribution Shareholder Servicing Plan for Class C Shares previously filed on October 10, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 638, and hereby incorporated by reference.

(n)

Rule 18f-3 Plan to add Leader Global Bond Fund previously filed on October 10, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 638, and hereby incorporated by reference.

(p)(1)

Code of Ethics of Northern Lights Distributors, LLC, previously filed on October 30, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 32, and hereby incorporated by reference.

(p)(2)	Code of Ethics of Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.
(p)(3)

Code of Ethics of Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(p)(5)	Code of Ethics of Changing Parameters, LLC previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.
(p)(6)

Code of Ethics of The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(7)

Code of Ethics of Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(p)(8)	Code of Ethics of Crow Point Partners, LLC, previously filed on January 23, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 576, and hereby incorporated by reference.
(p)(9)

Code of Ethics of Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(p)(10)	Code of Ethics of Equinox Fund Management, LLC previously filed on August 28, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 631, and hereby incorporated by reference.
(p)(11)	Code of Ethics of Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(12)

Code of Ethics of SouthernSun Asset Management, Inc. previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(p)(13)	Code of Ethics of Toews Corporation previously filed on August 28, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 631, and hereby incorporated by reference.
(p)(14)	Code of Ethics of Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.
(p)(15)

Code of Ethics of CMG Capital Management Group, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(16)	Code of Ethics of Traub Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(17)

Code of Ethics of Bandon Capital Management, LLC previously filed on August 28, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 631, and hereby incorporated by reference..

(p)(18)	Code of Ethics of Scotia Partners, Ltd. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(19)	Code of Ethics of Summit Portfolios Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.
(p)(20)	Code of Ethics of Montebello Partners, LLC previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.
(p)(21)	Code of Ethics of BTS Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(22)

Code of Ethics of National Asset Management, Inc., previously filed on January 23, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 576, and hereby incorporated by reference.

(p)(23)

Code of Ethics of Investment Partners Asset Management, Inc. previously filed on October 2, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 107, and hereby incorporated by reference.

(p)(24)

Code of Ethics of Princeton Fund Advisors, LLC, previously filed on January 23, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 576, and hereby incorporated by reference.

(p)(25)	Code of Ethics of 6800 Capital, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(26)

Code of Ethics of Congress Asset Management Company, LLP previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(p)(27)	Code of Ethics of Chadwick & D’Amato, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(28)	Code of Ethics of 13D Management, LLC previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.
(p)(29)	Code of Ethics of Altegris Advisors, LLC previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(30)	Code of Ethics of W.E. Donoghue & Co., Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(31)	Code of Ethics of Portfolio Strategies, Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(32)	Code of Ethics of CWC Advisors, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(33)

Code of Ethics of TransWestern Capital Advisors, LLC, previously filed on April 7, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.

(p)(34)

Code of Ethics of Loomis, Sayles & Company, L.P. previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.

(p)(35)	Code of Ethics of Beech Hill Advisors, Inc. previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(36)

Code of Ethics of Clark Capital Management Group, Inc. previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(p)(37)

Code of Ethics of Dearborn Capital Management, L.L.C., previously filed on January 23, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 576, and hereby incorporated by reference.

(p)(38)	Code of Ethics of Risk Paradigm Group, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(39)	Code of Ethics of Genesis Capital, LLC previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.
(p)(40)	Code of Ethics of CWM, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(41)	Code of Ethics of Zeo Capital Advisors, LLC previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.
(p)(42)	Code of Ethics of Giralda Advisors, LLC previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.
(p)(43)	Code of Ethics of Van Hulzen Asset Management, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(44)	Code of Ethics of Ascendant Advisors, LLC previously filed on August 28, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 631, and hereby incorporated by reference.
(p)(45)

Code of Ethics of Winch Advisory Services, LLC previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.

(p)(46)

Code of Ethics of Absolute Private Wealth Management, LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference.

(p)(47)	Code of Ethics of Horizon Cash Management LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference.
(p)(48)	Code of Ethics of DoubleLine Capital LP was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.
(p)(49)

Code of Ethics of Preservation Trust Advisors, LLC previously filed on September 2, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 304, and hereby incorporated by reference.

(p)(50)	Code of Ethics of Princeton Fund Advisors, LLC previously filed on April 7, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.
(p)(51)	Code of Ethics of Eagle Global Advisors, LLC previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference.
(p)(52)	Code of Ethics of Sandalwood Securities, Inc. previously filed on January 23, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 576, and hereby incorporated by reference.
(p)(53)	Code of Ethics of RockView Management, LLC previously filed on December 18, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 445, and hereby incorporated by reference.
(p)(54)	Code of Ethics of Alpha Simplex Group, LLC previously filed on October 11, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 542, and hereby incorporated by reference.
(p)(55)

Code of Ethics of Probabilities Fund Management, LLC previously filed on October 11, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 542, and hereby incorporated by reference.

(p)(56)

Code of Ethics of American Assets Investment Management, LLC previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.

(p)(57)

Code of Ethics of Anchor Capital Management Group, Inc. previously filed on January 24, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 578, and hereby incorporated by reference.

(p)(58)

Code of Ethics of Lakewood Investment Management, LLC previously filed on April 17, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 595, and hereby incorporated by reference..

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors (NLD), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv)  the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

The Fund Accounting, Transfer Agency and Administration Service Agreements with Gemini Fund Services (GFS) provides that the Registrant agrees to indemnify and hold GFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with this Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (NLCS) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement.  NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports.

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Critical Math Advisors LLC, the Adviser to the Adaptive Allocation Fund -- File No. 801 - 65306

Biondo Investment Advisors, LLC, the Adviser to The Biondo Growth Fund and The Biondo Focus Fund-- File No. 801 - 62775

Changing Parameters, LLC, the Adviser to Changing Parameters Fund -- File No. 801-63495

The Pacific Financial Group, Inc., the Adviser to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund, the Pacific Financial Tactical Fund, the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Diversified Growth Fund -- File No. 801 - 18151

Wright Fund Management, LLC, the Adviser of Sierra Core Retirement Fund and Sierra Strategic Income Fund– File No. 801- 68554

Kerns Capital Management, Inc., the Adviser of the KCM Macro Trends Fund – File No. 801 – 57482

Equinox Fund Management, LLC, the Adviser of the Equinox MutualHedge Futures Strategy Fund – File No. 801- 67852

Wade Financial Group, the Adviser of the Wade Tactical Long/Short Fund – File No. 801-47676

Toews Corporation, the Adviser of the Toews Hedged Core Frontier Fund (formerly Toews Hedged Emerging Markets Fund), Toews Hedged Core W Fund (formerly Toews Hedged International Developed Markets Fund), Toews Hedged High Yield Bond Fund, Toews Hedged Core L Fund (formerly Toews Hedged Large-Cap Fund), Toews Hedged Core S Fund (formerly Toews Hedged Small & Mid Cap Fund), Toews Hedged Commodities Fund, Toews Hedged Growth Allocation Fund and Toews Unconstrained Income Fund– File No. 801- 47765

Leader Capital Corp., the Adviser of the Leader Short Term Bond Fund, Leader Total Return Fund and Leader Global Bond Fund – File No. 801- 56684

CMG Capital Management Group, Inc., the Adviser of the CMG Managed High Yield Bond Fund, CMG Tactical Futures Strategy Fund, CMG Global Equity Fund and CMG Managed High Yield Fund– File No. 801-43455

Bandon Capital Management, LLC, the Adviser of the Bandon Isolated Alpha Fixed Income Fund - File No. 801-68367

Scotia Partners, Ltd., the Sub-Adviser to the CMG Tactical Futures Strategy Fund - File No. 801-69997.

Montebello Partners, LLC, the Adviser of the GMG Defensive Beta Fund – File No. 801-70164

BTS Asset Management, Inc., the Adviser of the BTS Bond Asset Allocation Fund, BTS Hedged Income Fund and BTS Tactical Fixed Income Fund– File No.801-14895.

Astor Investment Management, LLC, Adviser of the Astor Long/Short ETF Fund, Astor Active Income ETF Fund and Astor S.T.A.R ETF Fund – File No. 801-60150.

Investment Partners Asset Management, Inc., the Adviser of the Investment Partners Opportunities Fund – File No. 801-61906.

6800 Capital, LLC, Sub-Adviser of Princeton Futures Strategy Fund – File No. 801-69750.

Congress Asset Management Company, LLP Sub-Adviser of Princeton Futures Strategy Fund – File No. 801-69845.

Chadwick & D’Amato, LLC, the Adviser of Chadwick & D’Amato Fund – File No. 801-62604.

13D Management, LLC, the Adviser of 13D Activist Fund – File No. 801-71577.

Altegris Advisors, LLC, the Adviser of Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, and Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris Multi-Strategy Alternative Fund, and Altegris/AACA Real Estate Long Short Fund– File No. 801- 71496.

W.E. Donoghue & Co., Inc., the Adviser of Power Income Fund and Power Dividend Index Fund – File No. 801-27959.

Portfolio Strategies, Inc., the Adviser of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund  and PSI Calendar Effects Fund– File No. 801-18475.

CWC Advisors, LLC, the Adviser of the CWC Small Cap Aggressive Value Fund – File No. 801-62369.

Transwestern Advisors, the Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-67113.

Loomis, Sayles & Company, L.P., the Sub-Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-170.

Beech Hill Advisors, Inc., the Adviser of the Beech Hill Total Return Fund – File No. 801-31503.

Clark Capital Management Group Inc., the Adviser of the Navigator Equity Hedged Fund, Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund and Navigator Tactical Fixed Income Fund– File No. 801-28445.

Dearborn Capital Management, LLC, the Adviser of the Grant Park Managed Futures Strategy Fund and Grant Park Multi-Alternative Strategies Fund – File No. 801-72068.

Genesis Capital LLC, the Adviser of the Anchor Alternative Income Fund, Granite Harbor Alternative Fund and Granite Harbor Tactical Fund – File No. 801-62613.

Zeo Capital Advisors, LLC, the Adviser of the Zeo Strategic Income Fund – File No. 801-72287.

Giralda Advisors, LLC, the Adviser of The Giralda Fund and the Giralda Risk-Managed Growth Fund – File No. 801-35421.

Van Hulzen Asset Management, LLC, the Adviser of the Iron Horse Fund – File No. 801-61884.

Ascendant Advisors, LLC, the Adviser of Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Diversified Income & Growth Fund and the Patriot Fund – File No. 801-72278.

Winch Advisory Services LLC, the Advisor of Ginkgo Multi-Strategy Fund – File No. 801-55488.

DoubleLine Capital LP, the Sub-Adviser of Altegris Futures Evolution Strategy Fund – File 801-70942.

Preservation Trust Advisors, LLC, the Adviser of PTA Comprehensive Alternatives Fund – File No.801-72576.

Harvest Capital Strategies, LLC, the Sub-Adviser of Altegris Equity Long Short Fund – File No.801-66003.

Princeton Fund Advisors, LLC, the Co-Advisor of Eagle MLP Strategy Fund, Probabilities Fund and Adviser to Princeton Futures Strategy Fund and Sandalwood Opportunity Fund– File No. 801-72525.

Eagle Global Advisors, LLC, the Co-Advisor of Eagle MLP Strategy Fund – File No. 801-53294.

Sandalwood Securities, Inc., Sub-Adviser of Sandalwood Opportunity Fund – File No. 801-42453.

RockView Management, LLC, Sub-Adviser of Altegris Fixed Income Long Short Fund – File No. 801-73761.

Alpha Simplex Group, LLC, Sub-Adviser of CMG Global Equity Fund – File No. 801-62448.

Crow Point Partners, LLC, the Adviser of EAS Crow Point Alternatives Fund – File No. 801-67184.

Probabilities Fund Management, LLC, the Co-Adviser of the Probabilities Fund – File No.801-77947.

American Assets Investment Management, LLC (DBA AACA), the Sub-Adviser of Altegris/AACA Real Estate Long Short Fund – File No. 801-65209

J.P. Morgan Investment Management., Inc. the Sub-Adviser of Altegris Macro Strategy Fund and Altegris Managed Futures Strategy Fund – File No. 801-21011.

Anchor Capital Management Group, Inc., the Sub-adviser of Anchor Alternative Income Fund – File No. 801-61643.

Lakewood Investment Management, LLC, the Adviser of Astor Macro Alternative Fund – File No 801-79246.

ITEM 32.

PRINCIPAL UNDERWRITER

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Northern Lights Fund Trust, except Leader Short-Term Bond Fund, Leader Total Return Fund, 13D Activist Fund TransWestern Institutional Short Duration Government Bond Fund and Leader Global Bond Fund.  NLD also acts as principal underwriter for the following:

AdvisorOne Funds, AmericaFirst Quantitative Funds, Arrow ETF Trust, Compass EMP Funds Trust, Copeland Trust, Dominion Funds, Inc., Equinox Funds Trust, GL Beyond Income Fund, Miller Investment Trust, Mutual Fund Series Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights ETF Fund Trust, Northern Lights Variable Trust, OCM Mutual Fund, Roge Partners Funds, Resource Real Estate Diversified Income Fund, The DMS Funds, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund.

Foreside Distribution Services, L.P. (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.

HSBC Advisor Funds Trust

2.

HSBC Funds (f/k/a HSBC Investor Funds)

3.

IMS Funds, Series of 360 Funds

4.

Leader Funds, Series of Northern Lights Fund Trust

5.

Miles Funds, Inc. (f/k/a WB Capital Mutual Funds, Inc.)

ALPS Distributors, Inc. acts as the distributor for the 13D Activist Fund, a series of the Trust and the following investment companies: ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, BPV Family of Funds, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Centaur Mutual Funds Trust, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds,  DBX ETF TRUST, db-X Exchange-Traded Funds Inc., Centre Funds, EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Financial Investors Trust, Firsthand Funds, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Transparent Value Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, CEO, Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer/ /FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

Foreside Distribution Services, LP is registered with the U.S. Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101 The following are the Officers of the Distributor:

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Treasurer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

ALPS Distributors, Inc. is registered with the Securities and Exchange Commission as a broker dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal address of ALPS is 1290 Broadway, Suite 1100, Denver, Colorado 80203.  To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
James Stegall	Vice President, Institutional Sales Manager	None
Gary Ross	Vice President, Director of Sales	None
Erin D. Nelson	Vice President, Assistant General Counsel	None
JoEllen Legg	Vice President, Assistant General Counsel	None
David T. Buhler	Vice President, Senior Associate Counsel	None
Rhonda A. Mills	Vice President, Associate Counsel	None
Jennifer T. Welsh	Vice President, Associate Counsel	None
Paul F. Leone	Vice President, Associate Counsel	None
Randall D. Young	Secretary	None
Gregg Wm. Givens	Vice President, Treasurer and Asst. Secretary	None

* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)

Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York Mellon (“BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to The Biondo Growth Fund, Changing Parameters Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund, The Biondo Focus Fund, Navigator Equity Hedged Fund, Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund and Navigator Tactical Fixed Income Fund pursuant to a Custody Agreement between BONY and the Trust.

First National Bank of Omaha (“FNBO”), located at 1620 Dodge Street, Omaha, NE 68197, provides custodian services to the Adaptive Allocation Fund, Sierra Core Retirement Fund, Sierra Strategic Income Fund, EAS Crow Point Alternatives Fund, Wade Tactical L/S  Fund, SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund pursuant to a Custody Agreement between FNBO and the Trust.

MUFG Union Bank, National Association, 400 California Street, San Francisco, California  94104 (“Union”), provides custodian services to the Equinox MutualHedge Futures Strategy Fund, BTS Bond Asset Allocation Fund, Astor Long/Short Fund ETF Fund, GMG Defensive Beta Fund, Investment Partners Opportunities Fund, Princeton Futures Strategy Fund, Power Income Fund, PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth, PSI Calendar Effects Fund, CWC Small Cap Aggressive Value Fund, Bandon Isolated AlphaFixed Income Fund, Chadwick & D’Amato Fund, TransWestern Institutional Short Duration Government Bond Fund, 13D Activist Fund, Beech Hill Total Return Fund, Ginkgo Multi-Strategy Fund, Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Deep Value Convertibles Fund, Patriot Fund, Eagle MLP Strategy Fund, Sandalwood Opportunity Fund, BTS Hedge Income Fund, BTS Tactical Fixed Income Fund, Power Dividend Index Fund, Anchor Alternative Income Fund, Probabilities Fund, and Astor Macro Alternative Fund pursuant to a Custody Agreement between Union and the Trust.

Fifth Third Bank (“Fifth Third”), 38 Fountain Square Plaza Cincinnati, Ohio 45263, provides custodian services to KCM Macro Trends Fund,  Toews Hedged Core Frontier Fund (formerly Toews Hedged Emerging Markets Fund), CMG Tactical Equity Strategy Fund, CMG Global Futures Fund, Toews Hedged Core W Fund (formerly Toews Hedged International Developed Markets Fund), Toews Hedged High Yield Fund, Toews Hedged Core L Fund (formerly Toews Hedged Large-Cap Fund), Toews Hedged Core S Fund (formerly Toews Hedged Small & Mid Cap Fund), Toews Hedged Commodities Fund and Toews Unconstrained Income Fund pursuant to a Custody Agreement between Fifth Third and the Trust.

JPMorgan Chase Bank (“JPMorgan”), 270 Park Avenue, New York, NY 10017, provides custodian services to Altegris Macro Strategy Fund, Altegris Managed Futures Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris Multi-Strategy Alternative Fund and Altegris/AACA Real Estate Long Short Fund pursuant to a Custody Agreement between JPMorgan and the Trust.

Gemini Fund Services, LLC (“GFS”), located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  GFS also maintains all records required pursuant to Administrative Service Agreements with the Trust.

NLD, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter for all series of Northern Lights Fund Trust, except Leader Short-Term Bond Fund, Leader Total Return Fund and 13D Activist Fund, TransWestern Institutional Short Duration Government Bond Fund and Leader Global Bond Fund. NLD maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

Foreside Distribution Services, LP, located at Three Canal Plaza, Suite 100, Portland, ME  04101, serves as principal underwriter for Leader Short-Term Bond Fund, Leader Total Return Fund and Leader Global Bond Fund and maintains all records required to be maintained pursuant to the Fund’s Master Distribution and Shareholder Servicing Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

ALPS Distribution Services, Inc., located at 1209 Broadway, Suite 1100, Denver, CO 80203, serves as principal underwriter for 13D Activist Fund and maintains all records required to be maintained pursuant to the Fund’s Master Distribution and Shareholder Servicing Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Critical Math Advisors LLC, located at 29 Emmons Drive, Suite A-20, Princeton, NJ  08540, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Adaptive Allocation Fund.

Biondo Investment Advisors, LLC, located at 544 Routes 6 & 209, PO Box 909, Milford, Pennsylvania 18337, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Biondo Growth Fund and The Biondo Focus Fund.

Changing Parameters, LLC, located at 250 Oak Grove Avenue, Suite A, Menlo Park, California 94025, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Changing Parameters Fund.

The Pacific Financial Group, Inc., located at 10900 NE 8th Street, Suite 1523, Bellevue, WA 98004, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund, the Pacific Financial Tactical Fund the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Diversified Growth Fund.

Wright Fund Management, LLC, located at 3420 Ocean Park Boulevard, Santa Monica, CA  90405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Sierra Core Retirement Fund and Sierra Strategic Income Fund.

Kerns Capital Management, Inc., located at Galleria Financial Center, 5075 Westheimer Road, Suite 1177, Houston, Texas 77056, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the KCM Macro Trends Fund.

Equinox Fund Management, LLC, 1660 Lincoln Street, Suite 100, Denver, CO 80264, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Equinox MutualHedge Managed Futures Fund.

Wade Financial Group, 5500 Wayzata Blvd, STE 200, Minneapolis, MN 55416, pursuant to the Advisory Agreement with the Trust, maintains all records, required pursuant to such agreement with respect to the Wade Tactical Long/Short Fund.

Toews Corporation, Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, NJ  08221, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Toews Hedged Core Frontier Fund (formerly Toews Hedged Emerging Markets Fund), Toews Hedged Core W Fund (formerly Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Core L Fund (formerly Toews Hedged Large-Cap Fund), Toews Hedged Core S Fund (formerly Toews Hedged Small & Mid Cap Developed Markets Fund), Toews Hedged Commodities Fund and Toews Unconstrained Income Fund.

Leader Capital Corp., 121 SW Morrison St., Suite 425, Portland, OR 97204, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Leader Short-Term Bond Fund, Leader Total Return Fund and Leader Global Bond Fund.

CMG Capital Management Group, LLC, 1000 Continental Drive, Suite 570, King of Prussia, PA 19406, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CMG Tactical Futures Strategy Fund, CMG Global Equity Fund and CMG Managed High Yield Fund.

Traub Capital Management, LLC 97 Chapel Street 3rd Floor, Needham, MA 02492, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The FX Strategy Fund.

Bandon Capital Management, LLC, 818 SW 3rd Ave. #240, Portland OR 97204-2405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bandon Isolated Alpha Fixed Income Fund.

Scotia Partners, Ltd., 436 Ridge Road, Spring City, PA 19475, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Tactical Futures Strategy Fund.

Montebello Partners, LLC, 75 Montebello Road, Suffern, New York 10901, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

BTS Asset Management, Inc. located at 420 Bedford Street, Suite 340, Lexington, MA  02420, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the BTS Bond Asset Allocation Fund, BTS Hedged Income Fund and BTS Tactical Fixed Income Fund.

Astor Investment Management LLC., located at 111 S. Wacker Drive, Suite 3950, Chicago, IL 60606, pursuant to the Interim Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Astor Long/Short ETF Fund, Astor Active Income ETF Fund and Astor S.T.A.R ETF Fund.

Investment Partners Asset Management, Inc. located at 1 Highland Avenue, Metuchen, NJ 08840 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Investment Partners Opportunities Fund.

Princeton Fund Advisors, LLC, 1125 17th Street, Suite 1400, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

6800 Capital, LLC, One Palmer Square, Suite 530, Princeton, NJ 08542, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

Congress Asset Management Company, LLP, 2 Seaport Lane, Floor 5, Boston, MA 02210-2001, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

Chadwick & D’Amato, LLC, 224 Main Street, PO Box 1978, New London, NH 03257, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Chadwick & D’Amato Fund.

13D Management, LLC, 200 East 61 Street, Suite 17C, New York, NY 10065, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the 13D Activist Fund.

Altegris Advisors, LLC, 1200 Prospect Street, Suite 400, La Jolla, CA 92037, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris Multi-Strategy Alternative Fund and Altegris/AACA Real Estate Long Short Fund.

W. E. Donoghue & Inc., 629 Washington Street, Norwood, MA 02062 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Power Income Fund and Power Dividend Index Fund.

Portfolio Strategies, Inc., 1724 W Union Avenue, Suite 200, Tacoma, WA 98405 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund and PSI Calendar Effects Fund.

CWC Advisors, LLC, 5800 SW Meadows Road, Suite 230, Lake Oswego, OR 97035, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CWC Small Cap Aggressive Value Fund.

TransWestern Capital Advisors, LLC, 1743 Wazee Street, Suite 250, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust and as the distributor for such fund, maintains all records required pursuant to such agreement and Master Distribution and Shareholder Servicing Agreement adopted pursuant to Rule 12b-1 under the 1940 Act with respect to the TransWestern Institutional Short Duration Government Bond Fund.

Loomis, Sayles & Company, L.P., One Financial Center, Boston, MA 02111, pursuant to the Sub- Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the TransWestern Institutional Short Duration Government Bond Fund.

Bandon Capital Management, LLC, 317 SW Alder Street, Suite 1110, Portland, OR 97204 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bandon Isolated Alpha Fixed Income Fund.

Beech Hill Advisors, Inc., 880 third Ave., 16th Floor, New York, NY 10022 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Beech Hill Total Return Fund.

Clark Capital Management Group, Inc., 1650 Market Street, 53rd Floor, Philadelphia, Pennsylvania 19103 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Navigator Equity Hedged Fund, Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund and Navigator Tactical Fixed Income Fund.

Dearborn Capital Management, LLC, 626 W. Jackson Street, Chicago, IL 60661 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Grant Park Managed Futures Strategy Fund and Grant Park Multi-Alternative Strategies Fund.

Genesis Capital LLC, 7191 Wagner Way NW, Suite 302, Gig Harbor, WA 98335 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Anchor Alternative Income Fund, Granite Harbor Alternative Fund and Granite Harbor Tactical Fund.

Zeo Capital Advisors, LLC, 555 California Street, Suite 5180 San Francisco, CA 94104, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Zeo Strategic Income Fund.

Giralda Advisors, LLC, One Giralda Farms, Suite 130, Madison, NJ 07940, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Giralda Fund and Giralda Risk-Managed Growth Fund.

Van Hulzen Asset Management, LLC, 950 Iron Point Road, Suite 290, Folsom, CA 95630, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Iron Horse Fund.

Ascendant Advisors, LLC, Four Oaks Place, 1330 Post Oak Blvd, Suite 1550, Houston, TX, 77056, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund,  Ascendant Deep Value Convertibles Fund and the Patriot Fund.

Winch Advisory Services, LLC, 424 East Wisconsin Avenue, Appleton, WI 54911 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ginkgo Multi-Strategy Fund.

J.P. Morgan Investment Management, Inc., 270 Park Avenue, New York, NY 10036, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Macro Strategy Fund and Altegris Managed Futures Strategy Fund.

DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Futures Evolution Strategy Fund.

Preservation Trust Advisors, LLC, One Embarcadero Center, Suite 1140, San Francisco, CA 94111, pursuant to the Interim Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the PTA Comprehensive Alternatives Fund.

Harvest Capital Strategies, LLC, 600 Montgomery Street, 20th Floor, San Francisco, CA 94111, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Equity Long Short Fund.

Princeton Fund Advisors, LLC, 1125 17th Street, Suite 1400, Denver CO 80202, pursuant to the Co-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Eagle MLP Total Return Fund, Probabilities Fund and Sandalwood Opportunity Fund.

Eagle Global Advisors, LLC, 5847 San Felipe, Suite 930, Houston TX 77057, pursuant to the Co-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Eagle MLP Strategy Fund.

Sandalwood Securities, Inc. 101 Eisenhower Parkway, 3rd Floor, Roseland, NJ 07068, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Sandalwood Opportunity Fund.

RockView Management, LLC Metro Center, One Station Place, 7th Floor, Stamford , CT 06902, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Fixed Income Long Short Fund.

Alpha Simplex Group, LLC One Cambridge Center, Cambridge, MA 02142, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CMG Global Equity Fund.

Crow Point Partners, LLC, 10 New Driftway, Suite 203, Scituate, MA 02066, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the EAS Crow Point Alternatives Fund.

Probabilities Fund Management, LLC, 1665 Union Street, Suite A, San Diego, CA 92101, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Probabilities Fund.

Premium Point Investments LP, 712 Fifth Avenue 24th Floor, New York, NY 10019, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Fixed Income Long Short Fund.

American Assets Investment Management, LLC (dba AACA), 11455 El Camino Real, Suite 140, San Diego, CA 92130, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris/AACA Real Estate Long Short Fund.

Anchor Capital Management Group, Inc. 15 Enterprise, Suite 450, Aliso Viejo, CA 926560, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Anchor Alternative Income Fund.

Lakewood Investment Management, LLC 111 S. Wacker Drive, Suite 3950, Chicago, IL 60606, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Astor Macro Alternative Fund.

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS.

See Item 30 above, second paragraph.

One or more of the Registrant’s series may invest up to 25% of its respective total assets in a wholly-owned and controlled subsidiary (each a “Subsidiary” and collectively the “Subsidiaries”).  Each Subsidiary will operate under the supervision of the Registrant.  The Registrant hereby undertakes that the Subsidiaries will submit to inspection by the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 648 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Hauppauge, State of New York on the 29th of October 2014.

                                                              NORTHERN LIGHTS FUND TRUST

                                    (Registrant)

By:

/s/ Andrew Rogers

 Andrew Rogers*,

President, Trustee and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Northern Lights Fund Trust

John V. Palancia*	Trustee	October 29, 2014
Gary Lanzen*	Trustee	October 29, 2014
Anthony Hertl*	Trustee& Chairman	October 29, 2014
Mark Taylor*	Trustee	October 29, 2014
Mark D. Gersten*	Trustee	October 29, 2014
Mark Garbin*	Trustee	October 29, 2014
Andrew Rogers*	President, Principal Executive Officer and Trustee	October 29, 2014
Kevin Wolf	Treasurer and Principal Accounting Officer	October 29, 2014

By:

Date:

/s/ James P. Ash, Esq.

 October 29, 2014

James Ash, Secretary

*Attorney-in-Fact – Pursuant to Powers of Attorney previously filed on April 1, 2011, January 9, 2012 and September 27, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234, No. 346 and No, 535, respectively which are hereby incorporated by reference.

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Alpha Simplex Group, LLC, with respect to the CMG Global Equity Fund	(d)(62)
Form of Investment Advisory Agreement between Leader Capital Corp. and the Registrant, with respect to the Leader Global Bond Fund	(d)(85)
Form of Expense Limitation Agreement between Giralda Advisors, LLC and the Registrant, with respect to The Giralda Fund	(h)(33)
Form of Expense Limitation Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund	(h)(37)
Form of Expense Limitation Agreement between Giralda Advisors, LLC and the Registrant with respect to the Giralda Risk-Managed Growth Fund	(h)(53)
Expense Limitation Agreement between Leader Capital Corp. and the Registrant with respect to the Leader Global Bond Fund	(h)(57)
Consent of Counsel	(i)(2)